                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          (AMENDMENT NO. _____________)

Filed by the Registrant                                                      [X]
Filed by a Party other than the Registrant                                   [_]

Check the appropriate box:
[X]   Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]   Definitive Proxy Statement
[_]   Definitive Additional Materials
[_]   Soliciting Material Pursuant to " 240.14a-11(c) or " 240.14a-12

                           Hartford Series Fund, Inc.
              -----------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                    (specify)
              -----------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[_]     $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
        Item 22(a)(2) of Schedule 14A.
[_]     Fee computed on table below per Exchange Act Rules 14a96(i)(4) and O-11.

    (1) Title of each class of securities to which transaction applies:

        ----------------------------------

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction :

    (5) Total fee paid:

[_] Fee paid previously by written preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

PRELIMINARY COPY

                           HARTFORD SERIES FUND, INC.,
                       ON BEHALF OF THE FOLLOWING SERIES,

                           HARTFORD ADVISERS HLS FUND
                             HARTFORD BOND HLS FUND
                     HARTFORD CAPITAL APPRECIATION HLS FUND
                      HARTFORD DISCIPLINED EQUITY HLS FUND
                      HARTFORD DIVIDEND AND GROWTH HLS FUND
                         HARTFORD EQUITY INCOME HLS FUND
                             HARTFORD FOCUS HLS FUND
                        HARTFORD GLOBAL ADVISERS HLS FUND
                     HARTFORD GLOBAL COMMUNICATIONS HLS FUND
                   HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND
                         HARTFORD GLOBAL HEALTH HLS FUND
                        HARTFORD GLOBAL LEADERS HLS FUND
                       HARTFORD GLOBAL TECHNOLOGY HLS FUND
                            HARTFORD GROWTH HLS FUND
                          HARTFORD HIGH YIELD HLS FUND
                             HARTFORD INDEX HLS FUND
              HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND
                  HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
                  HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND
                            HARTFORD MIDCAP HLS FUND
                         HARTFORD MIDCAP VALUE HLS FUND
                         HARTFORD MONEY MARKET HLS FUND
                      HARTFORD MORTGAGE SECURITIES HLS FUND
                         HARTFORD SMALL COMPANY HLS FUND
                             HARTFORD STOCK HLS FUND
                             HARTFORD VALUE HLS FUND

                       HARTFORD HLS SERIES FUND II, INC.,
                       ON BEHALF OF THE FOLLOWING SERIES,

                        HARTFORD BLUE CHIP STOCK HLS FUND
                     HARTFORD CAPITAL OPPORTUNITIES HLS FUND
                     HARTFORD GROWTH OPPORTUNITIES HLS FUND
                      HARTFORD INTERNATIONAL STOCK HLS FUND
                        HARTFORD LARGECAP GROWTH HLS FUND
                         HARTFORD MIDCAP STOCK HLS FUND
                        HARTFORD SMALLCAP GROWTH HLS FUND
                        HARTFORD SMALLCAP VALUE HLS FUND
                  HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
                      HARTFORD VALUE OPPORTUNITIES HLS FUND

Dear Hartford HLS Fund Participants:

You are cordially invited to attend the Joint Special Meeting of Shareholders (the "Meeting") of the Hartford Funds listed above (the "Funds"). The Meeting will take place on June 15, 2004 at 8:30 a.m. Eastern Time at the offices of HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut 06089.

At the Meeting, shareholders will be asked to vote on the matters listed in the attached Notice of Joint Special Meeting of Shareholders. As explained in the enclosed Proxy Statement, the purpose of the meeting is (i) to elect members of the Boards of Directors of the Funds, (ii) for each series of Hartford Series Fund, Inc. only, to approve a proposal to permit those Funds' investment adviser to select and contract with sub-advisers without obtaining shareholder approval;
(iii) to approve amended and restated investment management agreements with the Funds' investment adviser; and (iv) to transact such other business as may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof.

We request that you complete the enclosed Voting Instruction Card for the upcoming Meeting. Each Fund's Board of Directors has reviewed and approved these proposals and recommends that you vote FOR each proposal. The attached Proxy Statement provides more information on these proposals. Please read it carefully and return your completed Voting Instruction Card in the enclosed, addressed, postage-paid envelope, or take advantage of the telephonic or internet voting procedures described in the Proxy Statement.

Very truly yours,

/s/ David M. Znamierowski

David M. Znamierowski
President

                              IMPORTANT INFORMATION

   We encourage you to read the enclosed proxy statement. However, we thought it would be helpful to provide brief answers to some questions.

Q. WHAT PROPOSALS ARE SHAREHOLDERS BEING ASKED TO CONSIDER AT THE UPCOMING SPECIAL MEETING?

A. Shareholders are being asked to consider three separate matters. First, shareholders are being asked to consider the election of directors of the Funds. Second, shareholders of series of Hartford Series Fund, Inc. only are being asked to approve a proposal to permit those Funds' investment adviser to select and contract with sub-advisers without obtaining shareholder approval. Third, shareholders are being asked to approve amended and restated investment management agreements with the investment adviser.

Q.       WHO ARE BEING NOMINATED TO SERVE AS DIRECTORS?

A. There are nine nominees, each of whom currently serves as a director of Hartford Series Fund, Inc. and eight of whom currently serve as directors of Hartford HLS Series Fund II, Inc.

Q. WHY ARE SHAREHOLDERS BEING ASKED TO APPROVE A PROPOSAL TO PERMIT THE FUNDS' INVESTMENT ADVISER TO SELECT AND CONTRACT WITH SUB-ADVISERS WITHOUT SHAREHOLDER APPROVAL?

A. The Funds are structured so that each Fund has an investment adviser and an investment sub-adviser. The investment adviser supervises the activities of the investment sub-adviser which in turn performs the day to day investment management of the Funds. Traditionally, in order to hire or terminate an investment sub-adviser it was necessary to incur the expense of a shareholder meeting. Recently, series of Hartford HLS Series Fund II, Inc. received permission from the Securities and Exchange Commission to hire or terminate investment sub-advisers without a shareholder vote. This permission is commonly referred to as a manager of managers exemptive order. This permission is contingent on the fact that the investment adviser retain oversight and responsibility for each Fund and that the Funds receive shareholder approval to use the manager of managers order. In addition, under the order a sub-advisor may only be hired or replaced after approval by the directors of the appropriate Fund. Without the delay and cost inherent in holding shareholder meetings each time there is a need to change an investment sub-adviser, the Funds benefit by being able to act more quickly and with less expense when the need arises to replace or hire an investment sub-adviser.

Q.       WHY ARE WE PROPOSING TO APPROVE NEW INVESTMENT ADVISORY AGREEMENTS?

A. As described in more detail in the accompanying proxy statement, while the three investment advisory agreements for the various series of Hartford Series Fund, Inc. and the two investment advisory agreements for the various series of Hartford HLS Series Fund II, Inc. provide for the same basic types of responsibilities and services as other advisory agreements for funds that are part of the Hartford Fund Family, each has differing language that is inconsistent with each other and inconsistent with the agreements for the other funds in the Hartford Fund Family. These inconsistencies can make compliance with the separate agreements more difficult than if all agreements had the same language and terms. Accordingly, it is being proposed that shareholders approve revised investment advisory agreements consistent with the other agreements for the funds in the Hartford Fund Family. There will be no change in the adviser's responsibilities and services provided to the Funds as a result of these changes.

Q.       HAVE THE FUNDS' BOARDS OF DIRECTORS APPROVED THESE PROPOSALS?

A. Yes. Your Fund's Board of Directors has reviewed and approved each of the proposals on which you are being asked to vote. Your Board recommends that you vote in favor of each proposal.

Q.       WHEN SHOULD I VOTE?

A. Please vote as soon as possible. Representatives of The Hartford Financial Services Group, Inc. ("The Hartford") or a firm authorized by The Hartford may be contacting you to urge you to vote on these important matters.

PRELIMINARY COPY

                           HARTFORD SERIES FUND, INC.,
                       ON BEHALF OF THE FOLLOWING SERIES,

                           HARTFORD ADVISERS HLS FUND
                             HARTFORD BOND HLS FUND
                     HARTFORD CAPITAL APPRECIATION HLS FUND
                      HARTFORD DISCIPLINED EQUITY HLS FUND
                      HARTFORD DIVIDEND AND GROWTH HLS FUND
                         HARTFORD EQUITY INCOME HLS FUND
                             HARTFORD FOCUS HLS FUND
                        HARTFORD GLOBAL ADVISERS HLS FUND
                     HARTFORD GLOBAL COMMUNICATIONS HLS FUND
                   HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND
                         HARTFORD GLOBAL HEALTH HLS FUND
                        HARTFORD GLOBAL LEADERS HLS FUND
                       HARTFORD GLOBAL TECHNOLOGY HLS FUND
                            HARTFORD GROWTH HLS FUND
                          HARTFORD HIGH YIELD HLS FUND
                             HARTFORD INDEX HLS FUND
              HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND
                  HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
                  HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND
                            HARTFORD MIDCAP HLS FUND
                         HARTFORD MIDCAP VALUE HLS FUND
                         HARTFORD MONEY MARKET HLS FUND
                      HARTFORD MORTGAGE SECURITIES HLS FUND
                         HARTFORD SMALL COMPANY HLS FUND
                             HARTFORD STOCK HLS FUND
                             HARTFORD VALUE HLS FUND

                       HARTFORD HLS SERIES FUND II, INC.,
                       ON BEHALF OF THE FOLLOWING SERIES,

                        HARTFORD BLUE CHIP STOCK HLS FUND
                     HARTFORD CAPITAL OPPORTUNITIES HLS FUND
                     HARTFORD GROWTH OPPORTUNITIES HLS FUND
                      HARTFORD INTERNATIONAL STOCK HLS FUND
                        HARTFORD LARGECAP GROWTH HLS FUND
                         HARTFORD MIDCAP STOCK HLS FUND
                        HARTFORD SMALLCAP GROWTH HLS FUND
                        HARTFORD SMALLCAP VALUE HLS FUND
                  HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
                      HARTFORD VALUE OPPORTUNITIES HLS FUND

                 NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

         A Joint Special Meeting of Shareholders (the "Meeting") of each series of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (each, a "Company," and together, the "Companies") listed above (each such series, a "Fund," and together, the "Funds") will take place on June 15, 2004 at 8:30 a.m. Eastern Time at the offices of HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut 06089 for the following purposes:

         1.       For each Fund, to elect a Board of Directors.

         2. For each series of Hartford Series Fund, Inc. listed above, to approve a proposal to permit its investment adviser to select and contract with sub-advisers without obtaining shareholder approval.

         3. For each Fund, to approve an amended and restated investment management agreement between the respective Company and HL Investment Advisors, LLC.

         4. To transact such other business as may properly come before the meeting.

         The Board of Directors of each Company unanimously recommends approval of each item listed in this notice, as applicable. Shareholders of record on March 31, 2004 are entitled to notice of and to vote at the meeting.

         The series of the Companies issue and sell their shares to separate accounts of certain insurance companies (the "Separate Accounts") and to qualified retirement plans (the "Retirement Plans"). The Separate Accounts hold shares of mutual funds, including the Companies, which fund benefits under flexible premium deferred variable annuity contracts or flexible premium variable life insurance contracts which are issued by the insurance companies. Along with the Retirement Plans, as the owners of the assets held in the Separate Accounts the insurance companies are the shareholders of the Companies and are entitled to vote their shares of the Companies. However, pursuant to applicable laws, the insurance companies vote outstanding shares of the Companies in accordance with instructions received from the owners of the annuity and life insurance contracts. In addition to shareholders of the Companies, this Notice is being delivered to annuity and life insurance contract owners who do not invest directly in or hold shares of the Companies, but who, by virtue of their ownership of the contracts, have a beneficial interest in the Companies as of the record date, so that they may instruct the insurance companies how to vote the shares of the Company which underlies their contracts.

         YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, SIGN, DATE, AND MAIL THE ENCLOSED VOTING INSTRUCTION CARD AS PROMPTLY AS POSSIBLE, OR TAKE ADVANTAGE OF THE TELEPHONIC OR INTERNET VOTING PROCEDURES DESCRIBED IN THE PROXY STATEMENT, IN ORDER TO SAVE THE COMPANIES ANY FURTHER SOLICITATION EXPENSE. An addressed envelope for which no postage is required is enclosed.

                                            By order of the Boards of Directors,

                                            /s/ Kevin J. Carr

                                            Kevin J. Carr
                                            Vice President and Secretary

Dated: April 26, 2004

PRELIMINARY COPY

                           HARTFORD SERIES FUND, INC.,
                       ON BEHALF OF THE FOLLOWING SERIES,

                           HARTFORD ADVISERS HLS FUND
                             HARTFORD BOND HLS FUND
                     HARTFORD CAPITAL APPRECIATION HLS FUND
                      HARTFORD DISCIPLINED EQUITY HLS FUND
                      HARTFORD DIVIDEND AND GROWTH HLS FUND
                         HARTFORD EQUITY INCOME HLS FUND
                             HARTFORD FOCUS HLS FUND
                        HARTFORD GLOBAL ADVISERS HLS FUND
                     HARTFORD GLOBAL COMMUNICATIONS HLS FUND
                   HARTFORD GLOBAL FINANCIAL SERVICES HLS FUND
                         HARTFORD GLOBAL HEALTH HLS FUND
                        HARTFORD GLOBAL LEADERS HLS FUND
                       HARTFORD GLOBAL TECHNOLOGY HLS FUND
                            HARTFORD GROWTH HLS FUND
                          HARTFORD HIGH YIELD HLS FUND
                             HARTFORD INDEX HLS FUND
              HARTFORD INTERNATIONAL CAPITAL APPRECIATION HLS FUND
                  HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND
                  HARTFORD INTERNATIONAL SMALL COMPANY HLS FUND
                            HARTFORD MIDCAP HLS FUND
                         HARTFORD MIDCAP VALUE HLS FUND
                         HARTFORD MONEY MARKET HLS FUND
                      HARTFORD MORTGAGE SECURITIES HLS FUND
                         HARTFORD SMALL COMPANY HLS FUND
                             HARTFORD STOCK HLS FUND
                             HARTFORD VALUE HLS FUND

                              200 HOPMEADOW STREET
                           SIMSBURY, CONNECTICUT 06089

              1-800-862-6668 (IF YOU ARE A VARIABLE ANNUITY OWNER) 1-800-231-5453 (IF YOU ARE A VARIABLE LIFE INSURANCE POLICY OWNER)
   1-877-836-5854 (IF YOU ARE A REPRESENTATIVE OF A QUALIFIED RETIREMENT PLAN)

                       HARTFORD HLS SERIES FUND II, INC.,
                       ON BEHALF OF THE FOLLOWING SERIES,

                        HARTFORD BLUE CHIP STOCK HLS FUND
                     HARTFORD CAPITAL OPPORTUNITIES HLS FUND
                     HARTFORD GROWTH OPPORTUNITIES HLS FUND
                      HARTFORD INTERNATIONAL STOCK HLS FUND
                        HARTFORD LARGECAP GROWTH HLS FUND
                         HARTFORD MIDCAP STOCK HLS FUND
                        HARTFORD SMALLCAP GROWTH HLS FUND
                        HARTFORD SMALLCAP VALUE HLS FUND
                  HARTFORD U.S. GOVERNMENT SECURITIES HLS FUND
                      HARTFORD VALUE OPPORTUNITIES HLS FUND

                              200 HOPMEADOW STREET
                           SIMSBURY, CONNECTICUT 06089

              1-800-862-6668 (IF YOU ARE A VARIABLE ANNUITY OWNER) 1-800-800-2000 (IF YOU ARE A VARIABLE LIFE INSURANCE POLICY OWNER)
   1-877-836-5854 (IF YOU ARE A REPRESENTATIVE OF A QUALIFIED RETIREMENT PLAN)

                                 PROXY STATEMENT
                                 APRIL 26, 2004

         The enclosed proxy card is solicited by the Boards of Directors of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (each, a "Company," and together, the "Companies") in connection with the joint special meeting of shareholders of each of the series of the Companies listed above (each, a "Fund," and together, the "Funds") to be held June 15, 2004 at 8:30 a.m. Eastern Time at the offices of HL Investment Advisors, LLC ("HL Advisors"), 200 Hopmeadow Street, Simsbury, Connecticut 06089 and at any adjournment(s) or postponement(s) thereof.

         The costs of solicitation, including the cost of preparing and mailing the Notice of Joint Special Meeting of Shareholders and this Proxy Statement, will be paid by the Funds on a pro rata basis based on the relative net assets of each Fund, and such mailing will take place on or about April 26, 2004. Representatives of The Hartford Financial Services Group, Inc. ("The Hartford") or a firm authorized by The Hartford, may solicit proxies and voting instructions by means of mail, telephone, or personal calls. Georgeson Shareholder Communications Inc. ("Georgeson") has been engaged to assist in the
solicitation of proxies, at an estimated cost of $[     ], plus expenses. As the
meeting date approaches, certain Contract Owners, as defined below, may receive a telephone call from a representative of Georgeson if their votes have not yet been received. Voting instructions that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are reasonably designed to ensure that both the identity of the Contract Owner casting the vote and the voting instructions of the Contract Owner are accurately determined.

         The Hartford and HL Advisors, the investment adviser, administrator and principal underwriter for the Funds, are principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089. Hartford Securities Distribution Company, Inc., 200 Hopmeadow Street, Simsbury, Connecticut 06089, acts as the Funds' principal underwriter.

         The Funds issue and sell their shares to separate accounts of various insurance companies and certain qualified retirement plans. The separate accounts hold shares of mutual funds, including the Funds, which fund benefits under flexible premium deferred variable annuity contracts or flexible premium variable life insurance contracts which are issued by the insurance companies. Each separate account has subaccounts, some of which invest in the Funds and certain other mutual funds. Owners of the variable annuity and variable life insurance contracts issued by these insurance companies ("Contract Owners") allocate the value of their contracts among these subaccounts. As such, Contract Owners may be indirect participants in the Funds. However, as the owners of the assets held in the separate accounts, the insurance companies are shareholders of the Funds, along with the retirement plans.

         Contract Owners may revoke their voting instructions up until voting results are announced at the meeting by giving written notice to their respective insurance company. Shareholders may revoke authority to vote their shares by giving written notice of revocation to the Secretary of their respective Company. Unless revoked, properly executed voting instruction cards or proxy cards that have been returned by Contract Owners or shareholders without instructions will be voted "for" each proposal. In instances where choices are specified by the Contract Owners or shareholders in the voting instruction card or proxy card, those Contract Owners' or shareholders' votes will be voted or the votes will be withheld in accordance with the Contract Owners' or shareholders' choices. With regard to the election of directors, votes may be cast in favor or withheld. Abstentions may be specified for Proposals II and III (approval of the Funds' investment adviser selecting and contracting with sub-advisers without shareholder approval and approval of amended and restated investment management agreements). Abstentions, votes withheld with respect to the election of directors and broker non-votes (proxy cards received by a Company from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretion to vote on a particular matter) will be counted as present for purposes of determining whether a quorum of shares is present at the meeting, and will have the same effect as a vote "against" such item. So far as the Boards of Directors are aware, no matters other than those described in this Proxy Statement will be acted upon at the meeting. Should any other matters properly come before the meeting calling for a vote of shareholders, it is the intention of the persons named as proxies to vote upon such matters according to their best judgment.

         In addition to completing and returning the enclosed voting instruction card or proxy card, Contract Owners or shareholders are also able to vote by touchtone telephone or by internet by following the instructions included with the proxy or voting instruction card accompanying this Proxy Statement. To vote by internet or by telephone, Contract Owners or shareholders can access the website or call the toll-free number listed on the proxy or voting instruction card. To vote by internet or by telephone, Contract Owners or shareholders will need the "control number" that appears on the proxy or voting instruction card. After inputting this number, Contract Owners or shareholders will be prompted to provide their voting instructions on the proposals. Contract Owners or shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or internet link.

                     SUMMARY OF PROPOSALS AND FUNDS AFFECTED

         The following table identifies the various proposals set forth in this Proxy Statement and indicates which Funds are affected thereby. An "X" denotes that a Fund is affected by the proposal and that the Fund's shareholders are solicited with respect to that proposal.

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                                                                  PROPOSAL TO PERMIT THE
                                                                  INVESTMENT ADVISER TO         PROPOSAL TO APPROVE AN
                                                                 SELECT AND CONTRACT WITH        AMENDED AND RESTATED
                                 PROPOSAL TO ELECT A BOARD         SUB-ADVISERS WITHOUT         INVESTMENT MANAGEMENT
             FUND                       OF DIRECTORS               SHAREHOLDER APPROVAL               AGREEMENT
----------------------------------------------------------------------------------------------------------------------
  Hartford Advisers HLS Fund                 X                             X                             X
----------------------------------------------------------------------------------------------------------------------
    Hartford Bond HLS Fund                   X                             X                             X
----------------------------------------------------------------------------------------------------------------------
Hartford Capital Appreciation                X                             X                             X
           HLS Fund
----------------------------------------------------------------------------------------------------------------------
 Hartford Disciplined Equity                 X                             X                             X
           HLS Fund
----------------------------------------------------------------------------------------------------------------------
 Hartford Dividend and Growth                X                             X                             X
           HLS Fund
----------------------------------------------------------------------------------------------------------------------
  Hartford Equity Income HLS                 X                             X                             X
             Fund
----------------------------------------------------------------------------------------------------------------------
   Hartford Focus HLS Fund                   X                             X                             X
----------------------------------------------------------------------------------------------------------------------
 Hartford Global Advisers HLS                X                             X                             X
             Fund
----------------------------------------------------------------------------------------------------------------------

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                                                                  PROPOSAL TO PERMIT THE
                                                                  INVESTMENT ADVISER TO         PROPOSAL TO APPROVE AN
                                                                 SELECT AND CONTRACT WITH        AMENDED AND RESTATED
                                 PROPOSAL TO ELECT A BOARD         SUB-ADVISERS WITHOUT         INVESTMENT MANAGEMENT
             FUND                       OF DIRECTORS               SHAREHOLDER APPROVAL               AGREEMENT
----------------------------------------------------------------------------------------------------------------------
       Hartford Global                       X                             X                             X
   Communications HLS Fund
----------------------------------------------------------------------------------------------------------------------
  Hartford Global Financial                  X                             X                             X
      Services HLS Fund
----------------------------------------------------------------------------------------------------------------------
  Hartford Global Health HLS                 X                             X                             X
             Fund
----------------------------------------------------------------------------------------------------------------------
 Hartford Global Leaders HLS                 X                             X                             X
             Fund
----------------------------------------------------------------------------------------------------------------------
Hartford Global Technology HLS               X                             X                             X
             Fund
----------------------------------------------------------------------------------------------------------------------
   Hartford Growth HLS Fund                  X                             X                             X
----------------------------------------------------------------------------------------------------------------------
 Hartford High Yield HLS Fund                X                             X                             X
----------------------------------------------------------------------------------------------------------------------
   Hartford Index HLS Fund                   X                             X                             X
----------------------------------------------------------------------------------------------------------------------
    Hartford International                   X                             X                             X
Capital Appreciation HLS Fund
----------------------------------------------------------------------------------------------------------------------
    Hartford International                   X                             X                             X
    Opportunities HLS Fund
----------------------------------------------------------------------------------------------------------------------
 Hartford International Small                X                             X                             X
       Company HLS Fund
----------------------------------------------------------------------------------------------------------------------
   Hartford MidCap HLS Fund                  X                             X                             X
----------------------------------------------------------------------------------------------------------------------
Hartford MidCap Value HLS Fund               X                             X                             X
----------------------------------------------------------------------------------------------------------------------
Hartford Money Market HLS Fund               X                             X                             X
----------------------------------------------------------------------------------------------------------------------
 Hartford Mortgage Securities                X                             X                             X
           HLS Fund
----------------------------------------------------------------------------------------------------------------------
  Hartford Small Company HLS                 X                             X                             X
             Fund
----------------------------------------------------------------------------------------------------------------------
   Hartford Stock HLS Fund                   X                             X                             X
----------------------------------------------------------------------------------------------------------------------
   Hartford Value HLS Fund                   X                             X                             X
----------------------------------------------------------------------------------------------------------------------
 Hartford Blue Chip Stock HLS                X                                                           X
             Fund
----------------------------------------------------------------------------------------------------------------------
       Hartford Capital                      X                                                           X
    Opportunities HLS Fund
----------------------------------------------------------------------------------------------------------------------
Hartford Growth Opportunities                X                                                           X
           HLS Fund
----------------------------------------------------------------------------------------------------------------------
 Hartford International Stock                X                                                           X
           HLS Fund
----------------------------------------------------------------------------------------------------------------------
 Hartford LargeCap Growth HLS                X                                                           X
             Fund
----------------------------------------------------------------------------------------------------------------------
Hartford MidCap Stock HLS Fund               X                                                           X
----------------------------------------------------------------------------------------------------------------------
 Hartford SmallCap Growth HLS                X                                                           X
             Fund
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                  PROPOSAL TO PERMIT THE
                                                                  INVESTMENT ADVISER TO         PROPOSAL TO APPROVE AN
                                                                 SELECT AND CONTRACT WITH        AMENDED AND RESTATED
                                 PROPOSAL TO ELECT A BOARD         SUB-ADVISERS WITHOUT         INVESTMENT MANAGEMENT
             FUND                       OF DIRECTORS               SHAREHOLDER APPROVAL               AGREEMENT
----------------------------------------------------------------------------------------------------------------------
 Hartford SmallCap Value HLS                 X                                                           X
             Fund
----------------------------------------------------------------------------------------------------------------------
   Hartford U.S. Government                  X                                                           X
     Securities HLS Fund
----------------------------------------------------------------------------------------------------------------------
 Hartford Value Opportunities                X                                                           X
           HLS Fund
----------------------------------------------------------------------------------------------------------------------

         In all cases where telephonic voting instructions are solicited, the Georgeson representative is required to ask for each Contract Owner's full name and address, or the zip code or employer identification number, and to confirm that the Contract Owner has received the proxy materials in the mail. If the Contract Owner is a corporation or other entity, the Georgeson representative is required to ask for the person's title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Georgeson, then the Georgeson representative has the responsibility to explain the process, read the proposals listed on the voting instruction card and ask for the Contract Owner's instructions on each proposal. Although the Georgeson representative is permitted to answer questions about the process, he or she is not permitted to recommend to the Contract Owner how to vote, other than to read any recommendation set forth in this Proxy Statement. Georgeson will record the Contract Owner's instructions on the card. Within 72 hours, the Contract Owner will be sent a letter or mailgram to confirm his or her vote and asking the Contract Owner to call Georgeson immediately if his or her instructions are not correctly reflected in the confirmation. Although a Contract Owner's vote may be taken by telephone, each Contract Owner will receive a copy of this Proxy Statement and may vote by mail using the enclosed voting instruction card or by touchtone telephone or the internet as set forth above. The last voting instructions received in time to be voted, whether by voting instruction card, touchtone telephone or internet, will be the vote that is counted and will revoke all previous votes by the Contract Owner.

         Only those shareholders owning shares as of the close of business on March 31, 2004 (the "Record Date") may vote at the meeting or any adjournments of the meeting. Appendix A lists the issued and outstanding shares of each Fund as of that date. Each shareholder is entitled to one vote for each share held.

         The presence, either in person or by proxy, of shareholders owning a majority of shares of a Company entitled to vote at the meeting shall constitute a quorum with respect to that Company. As to any matter to be considered separately by a Fund, the presence, either in person or by proxy, of shareholders owning a majority of shares of that Fund entitled to vote at the meeting shall constitute a quorum with respect to that matter. If a quorum is not present at the meeting, or if a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of votes. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposals that are the subject of the meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy.

         A copy of each Company's most recent annual report is available upon request. If you would like to receive a copy, please contact the Company in question at 200 Hopmeadow Street Simsbury, Connecticut 06089 or call 1-800-862-6668 if you are a variable annuity owner, 1-877-836-5854 if you are a representative of a qualified retirement plan, 1-800-231-5453 if you are a variable life insurance policy owner for any series of Hartford Series Fund, Inc., or 1-800-800-2000 if you are a variable life insurance policy owner for any series of Hartford HLS Series Fund II, Inc., and a copy will be sent, without charge, by first class mail within three business days of your request.

                                SHARE OWNERSHIP

         The following table sets forth the dollar range of equity securities beneficially owned by each director of the Companies in each of the Funds and on an aggregate basis in any registered investment companies overseen by the director within the Hartford fund complex as a group, as of December 31, 2003.

NON-INTERESTED DIRECTORS

                                                                                            AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                              SECURITIES IN ALL REGISTERED
                                                                                             INVESTMENT COMPANIES OVERSEEN
                                                                                                BY DIRECTOR IN FAMILY OF
    NAME OF DIRECTOR                    DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND              INVESTMENT COMPANIES
Lynn S. Birdsong                                             None                                          None

Winifred E. Coleman                                          None                                          None

Dr. Robert M. Gavin                                          None                                          None

Duane E. Hill                                                None                                          None

Phillip O. Peterson                                          None                                          None

Millard H. Pryor, Jr.                                        None                                          None

INTERESTED DIRECTORS

                                                                                           AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                              SECURITIES IN ALL REGISTERED
                                                                                             INVESTMENT COMPANIES OVERSEEN
                                                                                                BY DIRECTOR IN FAMILY OF
    NAME OF DIRECTOR                  DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND               INVESTMENT COMPANIES
Thomas M. Marra                      Capital Appreciation            $1-$10,000                      $10,001-$50,000
                                       HLS Fund

                                     International Opportunities     $1-$10,000
                                       HLS Fund

                                     Stock HLS Fund                  $10,001-$50,000

Lowndes A. Smith                     Advisors HLS Fund               Over $100,000                    Over $100,000
                                     Capital Appreciation            Over $100,000
                                       HLS Fund
                                     International Opportunities     $10,001-$50,000
                                       HLS Fund
                                     Mortgage Securities             $1-$10,000
                                       HLS Fund
                                     Small Company                   $10,001-$50,000
                                       HLS Fund
                                     Stock HLS Fund                  $1-$10,000

David M. Znamierowski(1)                                     None                                          None

(1) Mr. Znamierowski is a director of Hartford Series Fund, Inc. but is not a director of Hartford HLS Series Fund II, Inc.

         As of December 31, 2003, all directors and officers as a group owned less than 1% of the outstanding shares of each class of each Company. As of December 31, 2003, no person to the knowledge of any Company owned beneficially more than 5% of the outstanding shares of any class of shares of a Fund, except as listed in Appendix B.

         As of the same date, none of the non-interested directors (or their immediate family members) had share ownership in securities of any Company's investment adviser, principal underwriter or in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of a Company (not including registered investment companies).

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

         At the meeting, shareholders will be asked to elect members to each Company's Board of Directors. It is intended that the enclosed voting instruction card will be voted for the election of the persons named below as directors unless such authority has been withheld in the voting instruction card. All of the nominees currently serve as directors of the Companies. The members of each Company's Board of Directors is the same, with the exception of David M. Znamierowski, who serves on the Board of Directors of Hartford Series Fund, Inc., but who does not serve on the Board of Directors of Hartford HLS Series Fund II, Inc. In addition to being nominated for re-election to the Board of Hartford Series Fund, Inc., Mr. Znamierowski is being nominated for election to the Board of Hartford HLS Series Fund II, Inc. Mr. Birdsong was recommended by the non-interested directors to serve as a member of the Boards. Mr. Marra, and Mr. Znamierowski with respect to Hartford HLS Series Fund II, Inc., was recommended by the

Companies' investment adviser to serve as a member of the Boards. All other nominees have previously been elected to the Boards and are standing for re-election.

         Pertinent information regarding each nominee's principal occupation and business experience during at least the past five years, number of portfolios overseen and other directorships held is set forth below. The mailing address of each nominee is to the Secretary of the Company in question, c/o Hartford HLS Mutual Funds, P.O. Box 2999, Hartford, CT 06104-2999.

NOMINEES FOR ELECTION AS NON-INTERESTED DIRECTORS

                                                                                      NUMBER OF
                                         TERM OF                  PRINCIPAL         PORTFOLIOS IN         OTHER
                       POSITION HELD    OFFICE* AND             OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
                          WITH THE      HAS SERVED              DURING LAST 5        OVERSEEN BY         HELD BY
  NAME AND AGE           COMPANIES        SINCE                    YEARS              DIRECTOR           DIRECTOR
  ------------           ---------        -----                    -----              --------           --------
Lynn S.                  Director         2003                From 1979 to               72                 N/A
Birdsong(1)                                                   2002, Mr.
(age 57)                                                      Birdsong was a
                                                              managing director
                                                              of Zurich Scudder
                                                              Investments, an
                                                              investment
                                                              management firm.
                                                              In 2003, Mr.
                                                              Birdsong became an
                                                              Independent
                                                              Director of the
                                                              Atlantic Whitehall
                                                              Funds and The
                                                              Japan Fund; during
                                                              his employment
                                                              with Scudder, he
                                                              was an Interested
                                                              Director of The
                                                              Japan Fund. Since
                                                              1981, Mr. Birdsong
                                                              has been a partner
                                                              in Birdsong
                                                              Company, an
                                                              advertising
                                                              specialty firm.

Winifred E.              Director         1998(2)             Ms. Coleman has            72                 N/A
Coleman(1)                                2002(3)             served as

                                                                                      NUMBER OF
                                         TERM OF                  PRINCIPAL         PORTFOLIOS IN         OTHER
                       POSITION HELD    OFFICE* AND             OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
                          WITH THE      HAS SERVED              DURING LAST 5        OVERSEEN BY         HELD BY
  NAME AND AGE           COMPANIES        SINCE                    YEARS              DIRECTOR           DIRECTOR
  ------------           ---------        -----                    -----              --------           --------
(age 71)                                                      President of
                                                              Saint Joseph
                                                              College since
                                                              1991 and
                                                              President of
                                                              Cashel House,
                                                              Ltd. (retail)
                                                              since 1985.

Dr. Robert M.            Director         2002(2)             Dr. Gavin is an            72                 N/A
Gavin(1)                                  1986(3)             educational
(age 63)                                                      consultant. Prior
                                                              to September 1,
                                                              2001, he was
                                                              President of
                                                              Cranbrook
                                                              Education
                                                              Community; and
                                                              prior to July
                                                              1996, he was
                                                              President of
                                                              Macalester
                                                              College, St. Paul,
                                                              Minnesota.

Duane E. Hill(1)         Director         2001(2)             Mr. Hill is                72                 N/A
(age 58)                                  2002(3)             Partner Emeritus
                                                              and a founding
                                                              partner of TSG
                                                              Capital Group, a
                                                              private equity
                                                              investment firm
                                                              that serves as
                                                              sponsor and lead
                                                              investor in
                                                              leveraged buyouts
                                                              of middle market
                                                              companies. Mr.
                                                              Hill is also a
                                                              Partner of TSG
                                                              Ventures L.P.,

                                                                                      NUMBER OF
                                         TERM OF                  PRINCIPAL         PORTFOLIOS IN         OTHER
                       POSITION HELD    OFFICE* AND             OCCUPATION(S)        FUND COMPLEX     DIRECTORSHIPS
                          WITH THE      HAS SERVED              DURING LAST 5        OVERSEEN BY         HELD BY
  NAME AND AGE           COMPANIES        SINCE                    YEARS              DIRECTOR           DIRECTOR
  ------------           ---------        -----                    -----              --------           --------
                                                              a private equity
                                                              investment
                                                              company that
                                                              invests primarily
                                                              in minority-owned
                                                              small
                                                              businesses.

Phillip O.               Director         2002(2)             Mr. Peterson is a          72                 N/A
Peterson(1)                               2000(3)             mutual fund
(age 59)                                                      industry
                                                              consultant. He was
                                                              a partner of KPMG
                                                              LLP until July
                                                              1999. In January
                                                              2004, Mr. Peterson
                                                              was appointed
                                                              independent
                                                              president of the
                                                              Strong Mutual
                                                              Funds.

Millard H.               Director         1998(2)             Mr. Pryor has              72           Mr. Pryor is a
Pryor, Jr.(1)                             2002(3)             served as                               Director of
(age 70)                                                      Managing Director                       Infodata Systems,
                                                              of Pryor & Clark                        Inc. (software
                                                              Company (real                           company),
                                                              estate                                  CompuDyne
                                                              investment),                            Corporation
                                                              Hartford,                               (security
                                                              Connecticut,                            products and
                                                              since June,                             services) and
                                                              1992.                                   August Financial
                                                                                                      Holding Company
                                                                                                      (advisory
                                                                                                      services).

* Each director serves until his or her death, resignation, or retirement or until his or her successor is elected and qualifies.

(1)      Member of the Audit Committee of the Board of Directors.

(2) For Hartford Series Fund, Inc. Mr. Hill, Ms. Coleman and Mr. Pryor each served as a director since 2001, 1995 and 1977, respectively, of certain Maryland corporations (each of which was registered with the SEC as an open-end management investment company) that were reorganized as investment portfolios (series) of Hartford Series Fund, Inc. on August 28, 2002.

(3)      For Hartford HLS Series Fund II, Inc.

NOMINEES FOR ELECTION AS INTERESTED DIRECTORS

                                                                                      NUMBER OF
                                         TERM OF                  PRINCIPAL         PORTFOLIOS IN          OTHER
                       POSITION HELD    OFFICE* AND             OCCUPATION(S)        FUND COMPLEX      DIRECTORSHIPS
                          WITH THE      HAS SERVED              DURING LAST 5        OVERSEEN BY          HELD BY
  NAME AND AGE           COMPANIES        SINCE                    YEARS              DIRECTOR            DIRECTOR
  ------------           ---------        -----                    -----              --------            --------
Thomas M.               Director and      2002                Mr. Marra is               72           Mr. Marra is a
Marra**                 Chairman of                           President and                           director of The
(age 45)                the Board                             Chief Operating                         Hartford.
                                                              Officer of
                                                              Hartford Life,
                                                              Inc. He is also a
                                                              member of the
                                                              Board of
                                                              Directors and a
                                                              member of the
                                                              Office of the
                                                              Chairman for The
                                                              Hartford, the
                                                              parent company of
                                                              Hartford Life,
                                                              Inc. Mr. Marra
                                                              was named
                                                              President of
                                                              Hartford Life,
                                                              Inc. in 2001 and
                                                              COO in 2000, and
                                                              served as
                                                              Executive Vice
                                                              President and
                                                              Director of
                                                              Hartford Life,
                                                              Inc.'s Investment
                                                              Products Division
                                                              from 1998 to
                                                              2000. Mr. Marra is

                                                                                      NUMBER OF
                                         TERM OF                  PRINCIPAL         PORTFOLIOS IN          OTHER
                       POSITION HELD    OFFICE* AND             OCCUPATION(S)        FUND COMPLEX      DIRECTORSHIPS
                          WITH THE      HAS SERVED              DURING LAST 5        OVERSEEN BY          HELD BY
  NAME AND AGE           COMPANIES        SINCE                    YEARS              DIRECTOR            DIRECTOR
  ------------           ---------        -----                    -----              --------            --------
                                                              also a
                                                              Managing Member
                                                              and President of
                                                              Hartford
                                                              Investment
                                                              Financial
                                                              Services, LLC
                                                              ("HIFSCO") and
                                                              HL  Advisors.

Lowndes A.              Director          1998(1)             Mr. Smith served           72                 N/A
Smith**                                   2002(2)             as Vice Chairman
(age 64)                                                      of The Hartford
                                                              from February 1997
                                                              to January 2002,
                                                              as President and
                                                              Chief Executive
                                                              Officer of
                                                              Hartford Life,
                                                              Inc. from February
                                                              1997 to January
                                                              2002, and as
                                                              President and
                                                              Chief Operating
                                                              Officer of The
                                                              Hartford Life
                                                              Insurance
                                                              Companies from
                                                              January 1989 to
                                                              January 2002.

David M.                President and     1999(1)             Mr. Znamierowski           53                 N/A
Znamierowski            Director(3)       2001(2)             currently serves
(age 42)**                                                    as President of
                                                              Hartford
                                                              Investment

                                                                                      NUMBER OF
                                         TERM OF                  PRINCIPAL         PORTFOLIOS IN          OTHER
                       POSITION HELD    OFFICE* AND             OCCUPATION(S)        FUND COMPLEX      DIRECTORSHIPS
                          WITH THE      HAS SERVED              DURING LAST 5        OVERSEEN BY          HELD BY
  NAME AND AGE           COMPANIES        SINCE                    YEARS              DIRECTOR            DIRECTOR
  ------------           ---------        -----                    -----              --------            --------
                                                              Management
                                                              Company
                                                              ("Hartford
                                                              Investment
                                                              Management");
                                                              Senior Vice
                                                              President and
                                                              Chief Investment
                                                              Officer for
                                                              Hartford Life
                                                              Insurance
                                                              Company; Senior
                                                              Vice President of
                                                              Hartford Life,
                                                              Inc.; Senior Vice
                                                              President and
                                                              Chief Investment
                                                              Officer of The
                                                              Hartford. Mr.
                                                              Znamierowski is
                                                              also a Managing
                                                              Member and Senior
                                                              Vice President of
                                                              HIFSCO and HL
                                                              Advisors.

---------------------
* Each director serves until his or her death, resignation, or retirement or until his or her successor is elected and qualifies.

** Denotes the director who is an interested person, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Company. Mr. Marra and Mr. Znamierowski are interested directors of the Companies due to the positions held with affiliates of the Companies. Mr. Smith is an interested director of the Companies because he owns stock of the parent company of HL Advisors.

(1) For Hartford Series Fund, Inc., Mr. Smith and Mr. Znamierowski served as directors, since 1998 and 1999, respectively, of certain Maryland corporations (each of which was registered with the SEC as an open-end management investment company) that were reorganized as investment portfolios (series) of Hartford Series Fund, Inc. on August 28, 2002.

(2)      For Hartford HLS Series Fund II, Inc.

(3)      Hartford Series Fund, Inc. only.

         Each Board has established an Audit Committee, a Nominating Committee and a Litigation Committee.

         The Audit Committees currently consist of all non-interested directors of each Company. The Audit Committees of each of the Funds met three times during the fiscal year ended December 31, 2003. The functions performed by each Audit Committee, which are contained in the Audit Committee's written charter, are to recommend annually to the Board a firm of independent certified public accountants to audit the books and records of the Company for the ensuing year; to monitor that firm's performance; to review with the firm the scope and results of each audit and determine the need, if any, to extend audit procedures; to confer with the firm and representatives of the Company on matters concerning the Company's financial statements and reports, including the appropriateness of its accounting practices and of its financial controls and procedures; to evaluate the independence of the firm; to review the purchase by the Company from the firm of nonaudit services; to review all fees paid to the firm; and to facilitate communications between the firm and the Company's officers and directors.

         The non-interested directors comprise the Nominating Committee of each Board of Directors. The Nominating Committees of the Funds met two times during the fiscal year ended December 31, 2003. The function of the Nominating Committee, which is described in the Nominating Committee's written charter, is to screen and select candidates to the Board of Directors. The charter, which is not available on the Funds' website, is attached hereto as Appendix I. Shareholders wishing to send communications to the Boards may communicate with members of the Boards of Directors by submitting a written communication directed to the Board of Directors in care of the applicable Fund's Secretary at the address provided in the Fund's prospectus.

         The Nominating Committee will consider nominees for non-interested director recommended by shareholders if a vacancy among the non-interested directors occurs and if the nominee meets the Committee's criteria. Shareholders wishing to submit recommendations for nominees must send a letter to the chairperson of the Nominating Committee, in care of the Secretary of the applicable Company at 55 Farmington Avenue, 11th Floor, Hartford, CT 06105, and must include, at a minimum: (i) the shareholder's contact information; (ii) the nominee's contact information, the nominee's resume or curriculum vitae, and the number of applicable Fund shares owned by the proposed nominee; (iii) a statement as to whether the nominee is an "interested person" of the applicable Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and appropriate documentation to support the statement; (iv) all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A of the Securities Exchange Act of 1934; and (v) a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the applicable Fund's proxy statement, if so designated by the Nominating Committee and the Fund's Board of Directors. A shareholder nominee recommendation must be received by the Nominating Committee within a reasonable time period prior to the proxy submission. A shareholder or shareholder group may not submit for consideration a nominee which has previously been considered by the Nominating Committee. Candidates submitted by shareholders are evaluated according to the same criteria as other non-interested director candidates. The Nominating Committee has not received a recommended nominee from an eligible shareholder or shareholder group who individually, or in the aggregate, beneficially owned more than 5% of the applicable Fund's voting shares for at least one year.

         Care is given to insure that the individual members of the Boards bring to their deliberations education, work and personal experiences that would improve the value provided to the shareholders. The following criteria for nominees should be considered as a minimum requirement for consideration as a non-interested director:

             - Fifteen (15) years business or academic experience in a management, administrative, or other oversight capacity;

             - College degree or business experience equivalent to a college degree;

             - At least one non-interested director should have an investment background and at least one director should have a financial/accounting background;

             - Personal accomplishments that would provide ready acceptance by shareholders that the individual was capable of representing their interests;

             -    An ability to invest in Hartford funds;

             - A person able to think through and discuss complicated regulatory and financial issues and arrive at reasonable decisions on these issues on behalf of the shareholders;

             -    A person of high ethical standards;

             - Must meet minimum standards set out in the Funds' audit committee charter; and

             - Must be "financially literate" as that term is defined under New York Stock Exchange rules. For these purposes, this means the ability to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. Directors who have limited familiarity with finance can achieve such "literacy" through Fund-sponsored training programs.

         The Litigation Committee is made up of the following members of the
Board: Robert M. Gavin, Lynn S. Birdsong and Duane E. Hill. The Litigation Committee, which was established on February 5, 2004, manages any legal actions that are brought by, on behalf of or against the Funds, their respective Boards and/or the non-interested directors.

         During each Fund's fiscal year ended December 31, 2003, there were six meetings of each Board of Directors. No director attended or participated telephonically in fewer than 75% of the aggregate of the number of meetings of the Board of Directors and the number of meetings held by all committees of the Board on which such director served.

         The Companies pay no compensation to any director or officer who is an officer or employee of The Hartford, HL Advisors or any affiliated company. During the fiscal year ended December 31, 2003, the Funds paid a fee to each director who is not an officer or employee of The Hartford, HL Advisors or any affiliated company.

         The following table sets forth the compensation that each director received during the calendar year ended December 31, 2003 from each Company and the entire Hartford fund complex.

                                     Aggregate           Aggregate            Pension Or         Estimated      Total Compensation
                                 Compensation From   Compensation From    Retirement Benefits     Annual        From the HLS Funds
                                  Hartford Series   Hartford HLS Series   Accrued As Part Of   Benefits Upon     And Fund Complex
   Name of Person, Position          Fund, Inc.        Fund II, Inc.       HLS Fund Expenses    Retirement      Paid To Directors*
-----------------------------------------------------------------------------------------------------------------------------------
Non-Interested Directors

Lynn S. Birdsong, Director**         $31,643             $1,732                  --               --                $44,500

Winifred E. Coleman, Director        $55,522             $2,978                  --               --                $78,000

Dr. Robert M. Gavin, Director        $55,522             $2,978                  --               --                $78,000

Duane E. Hill, Director              $55,522             $2,978                  --               --                $78,000

Phillip O. Peterson, Director        $54,811             $2,939                  --               --                $77,000

Millard H. Pryor, Jr., Director      $55,522             $2,978                  --               --                $78,000

John K. Springer, Director***        $27,798             $1,462                  --               --                $39,010

                                     Aggregate           Aggregate            Pension Or         Estimated      Total Compensation
                                 Compensation From   Compensation From    Retirement Benefits     Annual        From the HLS Funds
                                  Hartford Series   Hartford HLS Series   Accrued As Part Of   Benefits Upon     And Fund Complex
 Name of Person, Position            Fund, Inc.        Fund II, Inc.       HLS Fund Expenses    Retirement      Paid To Directors*
-----------------------------------------------------------------------------------------------------------------------------------
Interested Director

Lowndes A. Smith, Director           $53,389             $2,861                  --               --                $75,000


*As of December 31, 2003, five registered investment companies in the fund complex paid compensation to the directors.

**Newly elected director of each Company on May 13, 2003.

***Retired from board of directors of each Company, effective May 14, 2003.

         The Board of Directors of each Company recommends that shareholders vote in favor of the individuals listed as Nominees for Election to serve as directors of the Company. A plurality of the votes properly cast in person or by proxy at the meeting is required for the election of directors. This means that the nominees receiving the highest number of "FOR" votes will be elected. Unless otherwise instructed, the proxies will vote for the nominees. All of the nominees have consented to serve as directors if elected. In the event any of the nominees are not candidates for election at the meeting, the proxies may vote for such other persons according to their best judgment. Nothing currently indicates that such a situation will arise.

                                   PROPOSAL II
    TO PERMIT THE INVESTMENT ADVISER TO SELECT AND CONTRACT WITH SUB-ADVISERS
                     WITHOUT OBTAINING SHAREHOLDER APPROVAL

                 (THE SERIES OF HARTFORD SERIES FUND, INC. ONLY)
         (For purposes of the discussions regarding proposal II, below, the term "Company" shall refer only to Hartford Series Fund, Inc. and the terms "Fund" and "Funds" shall refer only to the series of that Company.)

         Under Section 15(a) of the 1940 Act, investment advisers to mutual funds cannot select sub-advisers and enter into a sub-advisory agreement without obtaining shareholder approval. Similarly, shareholders must approve any material amendment to an existing sub-advisory agreement between advisers and a sub- adviser. However, pursuant to an application for exemption from those and other requirements under Section 15(a), the Securities and Exchange Commission (the "Commission") issued an order of exemption to Hartford HLS Series Fund II, Inc. (formerly, Fortis Series Fund, Inc.) from certain restrictions of Section 15(a) which, among other things, allowed that company's investment adviser (at that time, Fortis Advisers, Inc.) to retain or terminate sub-advisers for series of the company without shareholder approval (the "Order").1 The Order required Hartford HLS Series Fund II, Inc. to initially submit this arrangement to shareholders, whose approval was obtained, and also allowed for other funds advised by that company's adviser (or any entity controlling, controlled by or under common control with the adviser) to rely on the Order, provided that any such funds complied with the conditions of the Order, including the condition that shareholders approve such an arrangement beforehand.

         The indirect parent company of HL Advisors acquired Fortis Advisers, Inc. on April 2, 2001, and HL Advisors became the investment adviser for Hartford HLS Series Fund II, Inc. at that time. HL Advisors also serves as the investment adviser to Hartford Series Fund, Inc. HL Advisors does not make the day-to-day investment decisions for the Funds, but instead establishes the Funds' investment programs and selects, supervises and evaluates separate sub-advisers (each, a "Sub-Adviser," and together, the "Sub-Advisers") who make those investment decisions, subject to the review of the Board of Directors.

         As a consequence of the Order, based on its evaluations of the Sub-Advisers, HL Advisors has the flexibility to retain and terminate Sub-Advisers for series of Hartford HLS Series Fund II, Inc. without the delay and costs of seeking shareholder approval each time. In addition, the Order permits HL Advisors to continue relations with Sub-Advisers whose subadvisory agreements have been "assigned" as a result of any change in control of the Sub-Adviser without seeking shareholder approval, because the 1940 Act requires automatic termination of an advisory contract in the event of such an assignment. To afford such flexibility to the Funds, management is seeking shareholders' approval of such an arrangement for the Company. Without the delay and cost inherent in holding shareholder meetings each time HL Advisors or the Board of Directors feels a change in Sub-Advisers would benefit a Fund, the Company will be able to act more quickly and with less expense to replace Sub-Advisers.

         The Company's structure is different from that of many investment companies. Under a traditional investment company structure, the investment adviser is a single entity that employs one or more individuals internally as portfolio managers to make investment decisions. The adviser is free to retain or terminate those portfolio managers without board or shareholder approval. In the case of the Company, however, HL Advisors does not make the day-to-day investment decisions for the Funds. Instead, HL Advisors selects, supervises, evaluates and, if necessary, terminates Sub-Advisers which make those day-to-day investment

----------------------
(1) Fortis Series Fund, Inc. and Fortis Advisers, Inc., Investment Company Act Rel. Nos. 24158 (Nov. 23, 1999) (notice) and 24211 (Dec. 21, 1999)
         (order).

decisions. Management believes that permitting HL Advisors to perform these services, without incurring the delay and expense involved with obtaining shareholder approval of new sub-advisory agreements or material amendments to existing sub-advisory agreements, is appropriate and in the best interest of each Fund's shareholders and will allow each Fund to operate more efficiently.

         If shareholders approve this proposal, when a new Sub-Adviser for a Fund is retained by HL Advisors, shareholders will not be required to approve the sub-advisory agreement between HL Advisors and that Sub-Sdviser. Similarly, if an existing sub-advisory agreement is amended in any material respect, approval by the shareholders of the affected Fund will not be required. The requested relief will allow HL Advisors to enter into a new sub-advisory agreement with the existing Sub-Adviser without obtaining shareholder approval. The Board of Directors (including a majority of the Directors who are not parties to the contract or interested persons of any such party) will continue to approve new contracts between HL Advisors and a Sub-Adviser as well as changes to existing contracts. The requested relief will not apply to the advisory agreements between HL Advisors and the Company, and material changes to those agreements will continue to require approval of shareholders. In addition, HL Advisors will not enter into a sub-advisory agreement with a Sub-Adviser that is an "affiliated person," as defined in the 1940 Act, of the Company or HL Advisors, other than by reason of serving as a Sub-Adviser to one or more of the Funds (an "Affiliated Sub-Adviser"),without that sub-advisory agreement being approved by the applicable Fund's shareholders.

         If the proposal is approved, the Company will also be permitted, in a situation where there is more than one Sub-Adviser to a Fund, to disclose in its prospectus, statement of additional information, financial statements and certain other documents only (i) fees paid to HL Advisors and any Affiliated Sub-Adviser by that Fund, (ii) aggregate fees paid by HL Advisors to the Sub-Advisers of that Fund, other than Affiliated Sub-Advisers, and (iii) fees paid by HL Advisors to any Affiliated Sub-Adviser. Therefore, in such a situation the Company would not have to disclose separately the fees paid by HL Advisors to a particular Sub-Adviser, other than an Affiliated Sub-Adviser.

         If this proposal is approved, pursuant to the Order the Company and HL Advisors will adhere to the following conditions:

         (1) Before a subsequent Fund may rely on the requested order, this proposal must be approved by a majority of the outstanding voting securities of the Fund (or, if the Fund serves as a funding medium for any Separate Account, pursuant to voting instructions provided by the Contract Owners), as defined in the 1940 Act.

         (2) Any Fund relying on the requested relief must disclose in its prospectus the existence, substance and effect of the Order. The prospectus must prominently disclose that HL Advisors has ultimate responsibility (subject to oversight by the Board of Directors) to oversee the Sub-Advisers and recommend their hiring, termination and replacement.

         (3) Within 90 days of the hiring of any new Sub-Adviser, shareholders and Contract Owners will be furnished all information about the new Sub-Adviser or sub-advisory agreement that would be included in a proxy statement, except that the fee disclosure will be as noted above in the case of Funds with more than one Sub-Adviser.

         (4) HL Advisors will not enter into a sub-advisory agreement with any Affiliated Sub-Adviser without that sub-advisory agreement, including the compensation to be paid thereunder, being approved by the Fund's shareholders (or pursuant to voting instructions provided by the Contract Owners).

         (5) At all times, a majority of the Board of Directors will be persons who are not "interested persons" of the Company (as defined in Section 2(a)(19) of the 1940 Act) and the nomination of new or additional non-interested directors will be at the discretion of the then-existing non-interested directors.

         (6) When a Sub-Adviser change is proposed for a Fund with an Affiliated Sub-Adviser, the Board, including a majority of the non-interested directors, will make a separate finding, reflected in the Board minutes, that the change is in the best interests of the Fund and its shareholders and Contract Owners and does not involve a conflict of interest from which HL Advisors or the Affiliated Sub-Adviser derives an inappropriate advantage.

         (7) HL Advisors or its affiliate will provide general management services to the Company and the Funds, including overall supervisory responsibility for the general management and investment of each Fund, and, subject to review and approval by the Board, will (a) set each Fund's overall investment strategies; (b) evaluate, select and recommend Sub-Advisers to manage all or a part of a Fund's assets; (c) when appropriate, allocate and reallocate a Fund's assets among multiple sub-advisers; (d) monitor and evaluate the investment performance of Sub-Advisers; and (e) implement procedures reasonably designed to ensure that the Sub-Advisers comply with the relevant Fund's investment objective, policies and restrictions.

         (8) No director or officer of the Company or HL Advisors will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in any Sub-Adviser except for (a) ownership of assets in HL Advisors or any entity that controls, is controlled by or is under common control with HL Advisors; or (b) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a Sub-Adviser or an entity that controls, is controlled by or is under common control with a Sub-Adviser.

         (9) The Fund will disclose in its registration statement the modified fee disclosure discussed above.

         If the proposal is approved, HL Advisors will have the ability, subject to the approval of the Boards, to hire and terminate Sub-Advisers to the Funds and to change materially the terms of the sub-advisory agreements, including the compensation paid to the Sub-Advisers, without the approval of the shareholders of the Funds. Such changes in sub-advisory arrangements would not increase the fees paid by a Fund for investment advisory services since sub-advisory fees are paid by HL Advisors out of its advisory fees and are not additional charges to a Fund.

         While HL Advisors expects its relationships with the Sub-Advisers to the Funds to be long-term and stable over time, approval of this proposal will permit HL Advisors to act quickly in situations where HL Advisors and the Board believe that a change in Sub-Advisers or to a sub-advisory agreement, including any fee paid to a Sub-Adviser, is warranted. This proposal will eliminate the delay of convening a meeting of shareholders to approve certain sub-advisory changes.

         The Board of Directors of the Company recommends that the shareholders of each Fund vote to approve this proposal. Adoption of the proposal by a Fund requires the favorable vote of a majority of the outstanding shares of the Fund, as defined in the 1940 Act, which means the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. Unless otherwise instructed, the proxies will vote for the approval of the proposal.

                                  PROPOSAL III
        APPROVAL OF AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENTS

GENERAL OVERVIEW

         Hartford Series Fund, Inc. has entered into the following investment management agreements with HL Advisors:

- an agreement dated August 28, 2002 on behalf of Hartford Focus HLS Fund, Hartford Global Communications HLS Fund, Hartford Global Financial Services HLS Fund, Hartford Global Health HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Growth HLS Fund, Hartford High Yield HLS Fund, Hartford International Capital Appreciation HLS Fund, Hartford International Small Company HLS Fund, Hartford MidCap Value HLS Fund, Hartford Value HLS Fund and Hartford Equity Income HLS Fund ("Current HLS Agreement No. 1");

- an agreement dated August 28, 2002 on behalf of Hartford Bond HLS Fund, Hartford Index HLS Fund, Hartford Money Market HLS Fund and Hartford Mortgage Securities HLS Fund ("Current HLS Agreement No. 2"); and

- an agreement dated August 28, 2002 on behalf of Hartford Advisers HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Advisers HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford Small Company HLS Fund and Hartford Stock HLS Fund ("Current HLS Agreement No. 3," and together with Current HLS Agreement No. 1 and Current HLS Agreement No. 2, the "Current HLS Agreements").

         Hartford HLS Series Fund II, Inc. has entered into the following investment management agreements with HL Advisors:

- an agreement dated April 30, 2002 on behalf of Hartford International Stock HLS Fund, Hartford LargeCap Growth HLS Fund and Hartford U.S. Government Securities HLS Fund ("Current HLS II Agreement No. 1"); and

- an agreement dated April 30, 2002 on behalf of Hartford Blue Chip Stock HLS Fund, Hartford Capital Opportunities HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford MidCap Stock HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford SmallCap Value HLS Fund and Hartford Value Opportunities HLS Fund ("Current HLS II Agreement No. 2," and together with Current HLS II Agreement No. 1, the "Current HLS II Agreements").

         The agreements for both Companies listed above are referred to collectively herein as the "Current Advisory Agreements."

         It is proposed that each Company enter into a single new Amended and Restated Investment Management Agreement with HL Advisors relating to all of its series, respectively (together, the "New Advisory Agreements"). The investment advisory agreements for other investment companies in the Hartford Fund Family, namely The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc., have consistent language and terms. However, each of the three investment advisory agreements for the various series of Hartford Series Fund, Inc. and the two investment advisory agreements for the various series of Hartford HLS Series Fund II, Inc., while providing for the same basic types of responsibilities and services as the other Hartford investment company advisory agreements, has differing language that is inconsistent with each other and inconsistent with those other companies' agreements. These inconsistencies can make compliance with the separate agreements more difficult than if all agreements had the same language and terms. Accordingly, management of the Funds is requesting that shareholders approve amended and restated investment advisory agreements consistent with the other agreements for Hartford investment companies.

         As the Fund's investment adviser, HL Advisors is responsible for monitoring the investment advisory services that the Sub-Advisers provide to the Funds. There will be no change in HL Advisor's responsibilities and services provided to the Funds as a result of these changes, and the New Advisory Agreements would not change the rate of the advisory fee payable by any Fund. The rates payable by the Funds under both the Current Advisory Agreements and the New Advisory Agreements are described in Appendices D and E. The New Advisory Agreements would be similar in all material respects to the Current Advisory Agreements, except as described under "Differences between the Current Advisory Agreements and the New Advisory Agreements," below.

          The Boards are proposing that the Current Advisory Agreements be terminated and replaced with the New Advisory Agreements. At a meeting of each Board held on January 27-28, 2004, the New Advisory Agreements were approved unanimously by the Boards, including all of the directors who are not parties to the New Advisory Agreements or interested persons of such parties. The effectiveness of the New Advisory Agreements are subject to approval by the shareholders of each of the Funds.

         Appendix C shows the date when each Fund commenced operations, the date the Current Advisory Agreements became effective, the date when the Current Advisory Agreements were last approved by the Boards, the date to which the Current Advisory Agreements were last continued, and the date when the Current Advisory Agreements were last approved by the shareholders of the Funds. The Current Advisory Agreements were last submitted to shareholders prior to its becoming effective, as required by the 1940 Act.

DESCRIPTION OF THE NEW ADVISORY AGREEMENTS

         GENERALLY. Under the New Advisory Agreements, HL Advisors would continue their current responsibilities to establish the Funds' investment programs and select, supervise and evaluate separate Sub-Advisers as under the Current Advisory Agreements, subject to the supervision of the Boards. The forms of the New Advisory Agreements are attached hereto as Appendix D, for Hartford Series Fund, Inc., and Appendix E, for Hartford HLS Series Fund II, Inc., to this Proxy Statement and the description of their terms in this section is qualified in its entirety by reference to Appendix D and Appendix E, respectively.

         The New Advisory Agreements provide that HL Advisors shall not be liable for any losses sustained with respect to performing its responsibilities under the Agreement, including by reason of any investment including the purchase, holding or sale of any security, as long as HL Advisors shall have acted in good faith and with due care; provided, however, that no provision in this Agreement shall be deemed to protect HL Advisors against any liability to the Company or its shareholders by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. The New Advisory Agreements must be voted upon by the shareholders of each Fund. The New Agreements are expected to take effect on or before [DATE], 2004, following shareholder approval of the New Advisory Agreements and the termination of the Current Advisory Agreements by the Boards. If approved by shareholders, the New Advisory Agreements will remain in effect through August 1, 2005, and, unless earlier terminated, will continue from year to year thereafter, provided that each such continuance is approved annually (i) by the Board or by the vote of a majority of the outstanding voting securities of the Funds, and, in either case,
(ii) by a majority of the
directors who are not parties to the New Advisory Agreements or "interested persons," as defined in the 1940 Act, of any such party (other than as directors).

         The New Advisory Agreements (1) may be terminated at any time without the payment of any penalty either by a vote of a majority of the members of the Board of Directors of a Company or by a vote of a majority of a Fund's outstanding voting securities, on sixty days' prior written notice to HL Advisors; (2) shall immediately terminate in the event of its assignment and (3) may be terminated by HL Advisors on sixty days' prior written notice to the Fund, but such termination will not be effective until the Fund shall have contracted with one or more persons to serve as a successor investment adviser for the Fund and such person(s) shall have assumed such position.

DIFFERENCES BETWEEN THE CURRENT ADVISORY AGREEMENTS AND THE NEW ADVISORY AGREEMENTS

         The terms of the New Advisory Agreements will be similar to those included in the Current Advisory Agreements, except for the following provisions:

GENERALLY:

-        the dates of execution and termination.

- the Current Advisory Agreements provide that HL Advisors may subcontract for administrative services.

- the Current Advisory Agreements state explicitly that employees of HL Advisors or of any controlling, controlled by or under common control with HL Advisors who may also serve as officers, directors or employees of a Company will not receive compensation from the Company for their services.

- the Current HLS Agreements do not explicitly provide that the rights of director, officers and employees of HL Advisors to engage in any other business, whether of similar nature or dissimilar nature, shall not be limited or restricted.

- the Current HLS Agreements provide that HL Advisors shall not be liable for loss with respect to the administration of the company.

- the Current HLS Agreement No. 2 does not delineate responsibility for payment of expenses to by paid by the Company, does not explicitly provide that an amendment of that Agreement to add a new series of the Company is not an amendment requiring shareholder approval, and does explicitly state the governing law of the Agreement.

- the Current HLS Agreement No. 3 does not provide explicit guidance with respect to brokerage transactions, does not explicitly discuss the liability of HL Advisors or limitation thereof, does not explicitly provide that an amendment of that Agreement to add a new series of the Company is not an amendment requiring shareholder approval, and does explicitly state the governing law of the Agreement.

- Current HLS II Agreement No. 1 states that no provision in that Agreement shall be deemed to protect HL Advisors against liability to the Company or its shareholders by reason of, among other things, negligence in the performance of its duties, while the New Advisory Agreements state that no provision in that Agreement shall be deemed to protect HL Advisors against liability to the

         Company or its shareholders by reason of, among other things, gross negligence in the performance of its duties.

SUB-ADVISERS:

- the New Advisory Agreements state explicitly that HL Advisors will supervise and oversee the activities of any Sub-Adviser.

- the Current HLS Agreements do not explicitly state that a Sub-Adviser shall assume such responsibilities and obligations of HL Advisors as shall be delegated to the Sub-Adviser.

- the Current HLS Agreements provide that HL Advisors may engage sub-advisers upon approval of shareholders, where appropriate

- the Current HLS Agreement No. 2 does not explicitly authorize HL Advisors to retain one or more Sub-Advisers for those Funds.

- the Current HLS II Agreements provide that discretionary investment decisions made by a Sub-Adviser are subject to approval or ratification by HL Advisors.

- the Current HLS II Agreements state explicitly that any appointment of a Sub-Adviser and assumption of responsibilities and obligations of HL Advisors shall be subject to approval by the Board and, to the extent, if any, required by law, shareholders.

- the Current HLS II Agreements state explicitly that any appointment of a Sub-Adviser does not limit the responsibilities of HL Advisors and that HL Advisors is responsible for monitoring Sub-Adviser compliance with a Fund's investment policies, restrictions and limitations, and is responsible for ensuring a Fund meets certain requirements under the Internal Revenue Code.

INFORMATION ABOUT HL ADVISORS

         HL Advisors, a Connecticut limited liability company, serves as the investment manager of the Companies. HL Advisors also has acted as the investment manager of Hartford Series Fund, Inc. since [____], and Hartford HLS Series Fund II, Inc. since this Company's previous adviser, Fortis Advisers, Inc., was acquired by The Hartford Life and Accident Insurance Company ("Hartford Life and Accident") on April 2, 2001. HL Advisors is a wholly-owned indirect subsidiary of The Hartford, 200 Hopmeadow Street, Simsbury, Connecticut 06089, a Connecticut financial services company with over $225.9 billion in assets as of December 31, 2003. HL Advisors had over $53.1 billion in assets under management as of December 31, 2003. HL Advisors is responsible for providing investment advisory services for the Companies, including the supervision of the activities of Sub-Advisers. In addition, HL Advisors is responsible for providing business management and administrative services for Hartford HLS Series Fund II, Inc. HL Advisors is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

         There are no other investment companies advised by HL Advisors that have investment objectives similar to the investment objectives of the Funds. Appendix F sets forth information regarding the principal executive officers and directors of HL Advisors.

         Appendix G to this Proxy Statement sets forth the amount of fees paid to HL Advisors under the Current Advisory Agreements during the fiscal year ended December 31, 2003. Appendix H to this Proxy Statement sets forth information concerning the amount and purpose of material payments (other than advisory fees or brokerage commissions) made by the Funds to HL Advisors or any affiliated person of HL Advisors during the fiscal year ended December 31, 2003.

PORTFOLIO TRANSACTIONS

         When placing orders for the purchase or sale of a Portfolio's securities, HL Advisors or any Sub-Adviser appointed by HL Advisors shall use its best efforts to obtain the best net security price available for a Portfolio. Subject to and in accordance with any directions which the Board of Directors may issue from time to time, HL Advisors or the Sub-Adviser, if applicable, may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if HL Advisors or the Sub-Adviser, if applicable, determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or HL Advisors' or the Sub-Adviser's overall responsibilities with respect to a Portfolio and other advisory clients. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. HL Advisors or the Sub-Adviser will promptly communicate to the Board of Directors such information relating to portfolio transactions as the Board may reasonably request.

EVALUATION BY THE BOARDS

         At a meeting of the Boards of Directors held on August 5, 2003, the Boards considered and approved the Current Advisory Agreements. The Boards of Directors considered several factors relating to the Current Advisory Agreements, including the following factors. The Boards reviewed the quality of the services provided to the Funds by HL Advisors, including information prepared by a third-party consultant as to the performance of each Fund relative to an appropriate benchmark as well as compared to the Fund's appropriate peer group. The Boards took cognizance of each Fund's long-term performance record in relation to benchmark and peer group records in reviewing the applicable agreements. The Boards also reviewed the investment management fees paid to HL Advisors, and by HL Advisors to Sub-Advisers. In this connection, the Boards reviewed comparative information prepared by a third-party consultant on investment management fees paid and expenses incurred by similarly situated funds. In voting to renew the relevant agreements, the Boards took cognizance of the fees paid by the Funds in relation to those paid by similarly situated funds. The Boards also considered fee breakpoints for the Funds that gradually decrease as assets increase. The Boards considered the high quality of the services performed for each Fund by HL Advisors, including the extensive research capabilities and fundamental analysis performed. The Boards also considered the strong long term experience of HL Advisors, the compliance structure and systems established by HL Advisors, the financial viability of HL Advisors, and HL Advisors' control over the investment expenses such as transaction costs.

         The Boards considered other benefits to HL Advisors or its affiliates from the investment management agreements with the Funds. Specifically, the Boards reviewed information noting that Hartford Life Insurance Company receives fees for certain services provided to the Funds. Finally, the Boards reviewed information regarding the costs of providing advisory services to the Funds, and the resulting profits.

         The Boards met on January 27-28, 2004 to review and consider, among other things, information relating to the New Advisory Agreements. In determining whether to approve the New Advisory Agreements, the Boards, including the non-interested directors, considered various materials and representations provided by HL Advisors. The non-interested directors were advised by independent legal counsel throughout this process.

         In light of the factors above previously considered by the Boards at the August 5, 2003 meeting, and given the facts that (i) the terms of the New Advisory Agreements are substantially similar to those of the Current Advisory Agreements, except as described above, and provide for the same types of responsibilities and services so that there is not expected to be any effect on services rendered by HL Advisors, (ii) the Funds will continue to be managed by HL Advisors, (iii) the compensation to be received by HL Advisors under the New Advisory Agreements is the same as the compensation paid under the Current Advisory Agreements, and (iv) the New Advisory Agreements are consistent with the investment advisory agreements for the other investment companies in the Hartford Fund Family, and such consistency will facilitate compliance with the Funds' advisory agreements, the Boards approved New Advisory Agreements and recommended approval of the New Advisory Agreements to shareholders.

         In arriving at their decision to approve the New Advisory Agreements, the Boards of Directors did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.

         Based on the factors described above, the Boards concluded that the terms of the New Advisory Agreements, including the fees contemplated thereby, are fair and reasonable and in the best interest of the Funds and their shareholders. Based upon the foregoing information and considerations, the directors, including the non-interested directors, unanimously voted to approve the New Advisory Agreements for the Funds and to submit the New Advisory Agreements to shareholders for approval.

         If shareholders should fail to approve the New Advisory Agreements, the Current Advisory Agreements would remain in effect for the Funds and the Boards would meet to consider appropriate action consistent with its fiduciary duties.

REQUIRED VOTE

         Shareholders of the each of the Funds must approve the New Advisory Agreements. Approval of this proposal III by each Fund requires an affirmative vote of a majority of the outstanding shares of a Fund as defined in the 1940 Act, which means the lesser of (i) 67% or more of the Fund's shares present at the meeting if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

                              INDEPENDENT AUDITORS

         Upon the recommendation of the Audit Committees, the Boards selected the firm of Ernst & Young LLP ("E&Y") as independent auditors of the Companies for the fiscal year ending December 31, 2004. E&Y served as independent auditors of the Companies for the fiscal years ended December 31, 2003 and 2002.

         The Board of Directors for each Company has adopted and approved a formal written charter for its Audit Committee, which sets forth the Audit Committee's current responsibilities. The Audit Committee reviews both the audit and non-audit work of the Companies' independent auditors, submits a recommendation to the Board as to the selection of independent auditors, and pre-approves (i) all audit and non-audit services to be rendered by the auditors for the Companies, (ii) all audit services provided to HL Advisors, or any affiliate thereof that provides ongoing services to the Company, relating to the operations and financial reporting of the Companies, and (iii) all non-audit services relating to the operations and financial reporting of the Companies, provided to HL Advisors, or any affiliate thereof that provides ongoing services to the Companies by any auditors with an ongoing relationship with the Companies.

         Audit Fees. The aggregate fees billed by E&Y for professional services rendered for the audit of Hartford Series Fund, Inc.'s annual financial
statements for the fiscal years ended October 31, 2002 and 2003 were $[        ]
and $[       ], respectively. The aggregate fees billed by E&Y for professional services rendered for the audit of Hartford HLS Series Fund II, Inc.'s annual financial statements for the fiscal years ended December 31, 2002 and 2003 were
$[        ] and $[        ], respectively.

         Audit-Related Fees. [No fees were billed by E&Y for professional services rendered that are related to the audit of the Companies' annual financial statements but not reported under "Audit-Fees" above for the fiscal years ended December 31, 2002 and 2003.] Aggregate fees in the amount of
$[       ] and $[       ] for the fiscal years ended December 31, 2002 and 2003,
respectively, were billed by E&Y to HL Advisors, or an affiliate thereof that provides ongoing services to the Companies, relating to the operations and financial reporting of the Companies. These fees relate to an annual review of internal controls, as required by regulation, for Hartford Administrative Services Company ("HASCO"), an affiliate which provides transfer agency services to the Companies and over 30 other mutual funds in the Hartford Fund Family.

         Tax Fees. The aggregate fees billed by E&Y for professional services rendered for tax compliance, tax advice and tax planning to Hartford Series
Fund, Inc. for the fiscal years ended December 31, 2002 and 2003 were $[       ]
and $[       ], respectively. The aggregate fees billed by E&Y for professional services rendered for tax compliance, tax advice and tax planning to Hartford HLS Series Fund II, Inc. for the fiscal years ended December 31, 2002 and 2003
were $[        ] and $[         ], respectively. [No fees were billed by E&Y for
such services rendered to HL Advisors, or an affiliate thereof that provides ongoing services to the Companies, relating to the operations and financial reporting of the Companies and subject to pre-approval by the Audit Committee, for the fiscal years ended December 31, 2002 and 2003.]

         All Other Fees. [No fees were billed by E&Y for professional services rendered for products and services other than those described above for the fiscal years ended December 31, 2002 and 2003, nor were any fees billed by E&Y for such services rendered to HL Advisors, or an affiliate thereof that provides ongoing services to the Companies, relating to the operations and financial reporting of the Companies and subject to pre-approval by the Audit Committee, for those fiscal years.]

         The Audit Committee has considered whether the services described above are compatible with E&Y's independence. The Audit Committee has also considered whether the provision of all other non-audit services rendered to HL Advisors, or an affiliate thereof that provides ongoing services to the Companies, is compatible with maintaining E&Y's independence. The Audit Committee has adopted pre-approval policies and procedures pursuant to which the engagement of any accountant is approved. Such procedures govern the ways in which the Audit Committee will pre-approve audit and various categories of non-audit services that the auditor provides to the Companies and to the Companies' investment adviser and to affiliates of the adviser that provide ongoing services to the Companies. In accordance with this policy, the Audit Committee has given its approval for the provision of audit services by E&Y for the fiscal year ending December 31, 2004 and has also given its general pre-approval for the provision by E&Y of certain types of audit-related, tax and permitted non-audit services. Services which have not received pre-approval must receive specific approval of the Audit Committee. The Audit Committee is informed of each such engagement in a timely manner, and such procedures do not include delegation of the Audit Committee's responsibilities to management. Pre-approval has not been waived in respect of services described under "Audit-Related Fees," "Tax Fees" and "All Other Fees," since the pre-approval procedures were adopted by the Audit Committee.

         The aggregate non-audit fees billed by E&Y for services rendered to Hartford Series Fund, Inc. and to HL Advisors, or an affiliate thereof that provides ongoing services to the Company, for the fiscal years ended December
31, 2002 and 2003, amounted to $[      ] and $[      ], respectively. The
aggregate non-audit fees billed by E&Y for services rendered to Hartford HLS Series Fund II, Inc. and to HL Advisors, or an affiliate thereof that provides ongoing services to the Company, for the fiscal years ended December 31, 2002
and 2003, amounted to $[         ] and $[       ], respectively.

         Representatives of E&Y are not expected to be present at the meeting, but will be given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

                       EXECUTIVE OFFICERS OF THE COMPANIES

         Information about each executive officer's position and term of office with the Companies, position with HL Advisors, if applicable, and business experience during at least the past five years is set forth below. Unless otherwise indicated, all positions have been held for more than five years. Compensation paid to the executive officers of the Companies is paid by The Hartford or its affiliates. No executive officer receives any compensation from the Companies.

                           POSITION       TERM OF
                           HELD WITH    OFFICE* AND
                             EACH        LENGTH OF
 NAME, AGE AND ADDRESS      COMPANY     TIME SERVED       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------
DAVID M. ZNAMIEROWSKI     President     Since 19991      Mr. Znamierowski currently serves as
(age 43)                  and           Since 2001(2)    President of Hartford Investment Management,
c/o Hartford HLS Funds    Director(+)                    Senior Vice President for Hartford Life,
P.O. Box 2999                                            Inc., and Senior Vice President and Chief
Hartford, CT  06104-2999                                 Investment Officer for Hartford Life
                                                         Insurance Company.  Mr. Znamierowski is also
                                                         a Managing Member and Senior Vice President
                                                         of HIFSCO and HL Advisors.  Mr. Znamierowski
                                                         is Group Senior Vice President and Chief
                                                         Investment Officer for The Hartford.  In
                                                         addition, he serves as President and Director
                                                         of The Hartford Mutual Funds, Inc. and as
                                                         President of The Hartford Mutual Funds II,
                                                         Inc. and The Hartford Income Shares Fund, Inc.

ROBERT W. BELTZ, JR.      Vice          Since 2002(1)    Mr. Beltz currently serves as Vice President,
(age 54)                  President     Since 1993(2)    Securities Operations of HASCO.  Since
500 Bielenberg Drive                                     December 2001, he has served as Assistant
Woodbury, MN                                             Vice President of Hartford Life Insurance
55125                                                    Company.  In addition, he is Vice President
                                                         of The Hartford Mutual Funds, Inc., The
                                                         Hartford Mutual Funds II, Inc. and The
                                                         Hartford Income Shares Fund, Inc.

KEVIN J. CARR             Vice          Since 1996(1)    Mr. Carr has served as The Hartford's
(age 49)                  President     Since 2001(2)    Assistant General Counsel since 1999, Counsel
c/o Hartford HLS Funds    and                            since November 1996 and Associate Counsel
P.O. Box 2999             Secretary                      since November 1995.  Mr. Carr is also Vice
Hartford, CT  06104-2999                                 President and Assistant Secretary of HL
                                                         Advisors and HIFSCO and Assistant Secretary
                                                         of Hartford Investment Management.  He is
                                                         also Vice President and Secretary of The
                                                         Hartford Mutual Funds, Inc., The Hartford
                                                         Mutual Funds II, Inc. and The Hartford Income
                                                         Shares Fund, Inc.

WILLIAM H. DAVISON, JR.   Vice          Since 2002       Mr. Davison is a Managing Director and
(age 46)                  President                      Director of the Funds Management Group of
c/o Hartford HLS Funds                                   Hartford Investment Management.  Mr. Davison
P.O. Box 2999                                            is also a Senior Vice President of HIFSCO and
Hartford, CT  06104-2999                                 HL Advisors.  In addition, he serves as Vice
                                                         President of The Hartford Mutual Funds, Inc.,
                                                         The Hartford Mutual Funds II, Inc. and The
                                                         Hartford Income Shares Fund, Inc.

----------
(+) Mr. Znamierowski is President and Director of Hartford Series Fund, Inc.; President but not a Director of Hartford HLS Series Fund II, Inc.

                           POSITION       TERM OF
                           HELD WITH    OFFICE* AND
                             EACH        LENGTH OF
 NAME, AGE AND ADDRESS      COMPANY     TIME SERVED       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------
TAMARA L. FAGELY          Vice          Since 2002(1)    Ms. Fagely has been Vice President of HASCO
(age 45)                  President     Since 1993(2)      since 1998.  Prior to 1998, she was Second
500 Bielenberg Drive                                     Vice President of HASCO.  Since December
Woodbury, MN                                             2001, she has served as Assistant Vice
55125                                                    President of Hartford Life Insurance
                                                         Company.  In addition, she is Controller of
                                                         HIFSCO and Vice President, Controller and
                                                         Treasurer of The Hartford Mutual Funds, Inc.,
                                                         The Hartford Mutual Funds II, Inc. and The
                                                         Hartford Income Shares Fund, Inc.

BRUCE FERRIS              Vice          Since 2002       Mr. Ferris serves as Senior Vice President
(age 48)                  President                      and a Director of Sales and Marketing in the
c/o Hartford HLS Funds                                   Investment Products Division of Hartford Life
P.O. Box 2999                                            Insurance Company.  He is also a Managing
Hartford, CT  06104-2999                                 Member of HL Advisors.  In addition, Mr.
                                                         Ferris is Vice President of The Hartford
                                                         Mutual Funds, Inc., The Hartford Mutual Funds
                                                         II, Inc. and The Hartford Income Shares Fund,
                                                         Inc.

MARY JANE FORTIN          Vice          Since 2003       Ms. Fortin is Senior Vice President and
(age 39)                  President                      Director of Mutual Funds and 529 Programs
c/o Hartford HLS Funds                                   for Hartford Life.  In addition, she is
P.O. Box 2999                                            Vice President of The Hartford Mutual
Hartford, CT  06104-2999                                 Funds, Inc., The Hartford Mutual Funds II,
                                                         Inc. and The Hartford Income Shares Fund, Inc.
                                                         Previously, Ms. Fortin served as Senior Vice
                                                         President and Chief Accounting Officer of
                                                         Hartford Life. She joined Hartford Life in
                                                         1997.

GEORGE R. JAY             Vice          Since 1996(1)    Mr. Jay serves as Assistant Vice President
(age 51)                  President,    Since 2001(2)    of Hartford Life Insurance Company's Equity
c/o Hartford HLS Funds    Controller                     Products Department.  He is also Controller
P.O. Box 2999             and                            of HL Advisors and Vice President of The
Hartford, CT  06104-2999  Treasurer                      Hartford Mutual Funds, Inc., The Hartford
                                                         Mutual Funds II, Inc. and The Hartford
                                                         Income Shares Fund, Inc.

STEPHEN T. JOYCE          Vice          Since 2000(1)    Mr. Joyce currently serves as Senior Vice
(age 44)                  President     Since 2001(2)    President and Director of the Institutional
c/o Hartford HLS Funds                                   Products Group for Hartford Life Insurance
P.O. Box 2999                                            Company.  Mr. Joyce is also Senior Vice
Hartford, CT  06104-2999                                 President of HL Advisors and Vice President
                                                         of The Hartford Mutual Funds, Inc., The
                                                         Hartford Mutual Funds II, Inc. and The
                                                         Hartford Income Shares Fund, Inc.
                                                         Previously, he served as Vice President
                                                         (1997-1999) and Assistant Vice President
                                                         (1994-1997) of Hartford Life Insurance
                                                         Company.

                           POSITION       TERM OF
                           HELD WITH    OFFICE* AND
                             EACH        LENGTH OF
 NAME, AGE AND ADDRESS      COMPANY     TIME SERVED       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------------------
DAVID N. LEVENSON         Vice          Since 2000(1)    Mr. Levenson serves as Senior Vice
(age 37)                  President     Since 2001(2)    President of Hartford Life Insurance
c/o Hartford HLS Funds                                   Company's Retail Product Management
P.O. Box 2999                                            Group and is responsible for all retail
Hartford, CT  06104-2999                                 product management and profitability.
                                                         Mr. Levenson is also a Senior Vice
                                                         President of HIFSCO. In addition, he
                                                         serves as Vice President of The Hartford
                                                         Mutual Funds, Inc., The Hartford Mutual
                                                         Funds II, Inc. and The Hartford Income
                                                         Shares Fund, Inc. Mr. Levenson joined
                                                         The Hartford in 1995.

JOHN C. WALTERS           Vice          Since 2000(1)    Mr. Walters serves as Executive Vice
(age 41)                  President     Since 2001(2)    President and Director of the Investment
c/o Hartford HLS Funds                                   Products Division of Hartford Life
P.O. Box 2999                                            Insurance Company. Mr. Walters is also a
Hartford, CT  06104-2999                                 Managing Member and Executive Vice
                                                         President of HIFSCO and HL Advisors. In
                                                         addition, he is Vice President of The
                                                         Hartford Mutual Funds, Inc., The
                                                         Hartford Mutual Funds II, Inc. and The
                                                         Hartford Income Shares Fund, Inc.
                                                         Previously, Mr. Walters was with First
                                                         Union Securities.

* Term of Office: Each officer and director may serve until his or her successor is elected and qualifies.

(1) For Hartford Series Fund, Inc.

(2) For Hartford HLS Series Fund II, Inc.

                                  OTHER MATTERS

         Management does not intend to present any business to the meeting not mentioned in this Proxy Statement and currently knows of no other business to be presented. If any other matters are brought before the meeting, the persons named as proxies will vote on such matters in accordance with their judgment of the best interests of the Companies.

                              SHAREHOLDER PROPOSALS

         The Funds are not required to hold annual meetings of shareholders and currently do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders must be submitted to the relevant Company at the address above at a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is submitted in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

                                                       /s/ Kevin J. Carr

Dated:  April 26, 2004                                 Kevin J. Carr, Secretary

                                   APPENDIX A

                   FUND SHARES OUTSTANDING ON THE RECORD DATE

                                          SHARES OUTSTANDING ON
FUND                      CLASS                RECORD DATE
----                      -----               ------------

                                   APPENDIX B

         As of December 31, 2003, Fortis Benefits Insurance Company ("Fortis Benefits") (or its affiliates) was the sole shareholder of record of the following Funds:

Hartford Blue Chip Stock HLS Fund
Hartford International Stock HLS Fund
Hartford LargeCap Growth HLS Fund
Hartford MidCap Stock HLS Fund
Hartford Multisector Bond HLS Fund
Hartford SmallCap Value HLS Fund

         As of December 31, 2003, Fortis Benefits (or its affiliates) owned 5% or more of the outstanding shares in the following Funds (such shares are held for the benefit of contractholders and policy owners):

                                   AMOUNT OF NATURE OF            PERCENTAGE OF
                                  BENEFICIAL OWNERSHIP              OWNERSHIP
                                  --------------------      -----------------------
            FUND                  CLASS IA    CLASS IB      CLASS IA       CLASS IB
----------------------------      --------    --------      --------       --------
Hartford Disciplined Equity                                     28%           --
HLS Fund
Hartford Global Leaders HLS                                     33%           --
Fund
Hartford High Yield HLS Fund                                    10%           --
Hartford Index HLS Fund                                         13%           --
Hartford Growth Opportunities                                   88%           --
HLS Fund
Hartford SmallCap Growth HLS                                    70%           --
Fund
Hartford U.S. Government                                        32%           --
Securities HLS Fund
Hartford Value Opportunities                                    69%           --
HLS Fund

         As of December 31, 2003, Hartford Life Insurance Company (or its affiliates) owned 5% or more of the outstanding shares in the following Funds (such shares are held for the benefit of contractholders and policy owners):

                                             AMOUNT OF NATURE OF            PERCENTAGE OF
                                             BENEFICIAL OWNERSHIP             OWNERSHIP
                                             --------------------      -----------------------
                   FUND                      CLASS IA    CLASS IB      CLASS IA       CLASS IB
-------------------------------------------  --------    --------      --------       --------
Hartford Advisers HLS Fund                                                 93%            99%
Hartford Bond HLS Fund                                                     94%           100%
Hartford Capital Appreciation HLS Fund                                     99%            98%
Hartford Capital Opportunities HLS Fund                                    12%            --
Hartford Disciplined Equity HLS Fund                                       72%           100%
Hartford Dividend and Growth HLS Fund                                      99%           100%
Hartford Equity Income HLS Fund                                            63%            93%

                                             AMOUNT OF NATURE OF            PERCENTAGE OF
                                             BENEFICIAL OWNERSHIP             OWNERSHIP
                                             --------------------      -----------------------
                   FUND                      CLASS IA    CLASS IB      CLASS IA       CLASS IB
-------------------------------------------  --------    --------      --------       --------
Hartford Focus HLS Fund                                                   100%           100%
Hartford Global Advisers HLS Fund                                         100%           100%
Hartford Global Communications HLS Fund                                   100%           100%
Hartford Global Financial Services HLS Fund                               100%           100%
Hartford Global Health HLS Fund                                            96%           100%
Hartford Global Leaders HLS Fund                                           62%           100%
Hartford Global Technology HLS Fund                                        90%           100%
Hartford Growth HLS Fund                                                  100%           100%
Hartford Growth Opportunities HLS Fund                                     12%           100%
Hartford High Yield HLS Fund                                               88%           100%

                                             AMOUNT OF NATURE OF            PERCENTAGE OF
                                             BENEFICIAL OWNERSHIP             OWNERSHIP
                                             --------------------      -----------------------
                   FUND                      CLASS IA    CLASS IB      CLASS IA       CLASS IB
-------------------------------------------  --------    --------      --------       --------
Hartford Index HLS Fund                                                    87%           100%
Hartford International Capital Appreciation
HLS Fund                                                                  100%           100%
Hartford International Opportunities HLS
Fund                                                                       94%           100%
Hartford International Small Company HLS
Fund                                                                       95%           100%
Hartford MidCap HLS Fund                                                   84%            87%
Hartford MidCap Value HLS Fund                                            100%           100%
Hartford Money Market HLS Fund                                             93%           100%
Hartford Mortgage Securities HLS Fund                                     100%           100%
Hartford Small Company HLS Fund                                            94%           100%
Hartford SmallCap Growth HLS Fund                                          30%           100%
Hartford Stock HLS Fund                                                    91%            98%
Hartford Value HLS Fund                                                   100%           100%
Hartford U.S. Government Securities HLS
Fund                                                                       68%           100%
Hartford Value Opportunities HLS Fund                                      31%           100%

         An employee retirement plan sponsored by The Hartford Financial Services Group, Inc. or its affiliates owned, as of December 31, 2003, shares of a number of Funds and, in the case of Hartford Global Technology HLS Fund and Hartford Small Company HLS Fund, 10% and 6% of the outstanding Class IA shares, respectively. Certain employee retirement plans of the State of California, as of December 31, 2003, owned an aggregate of 7% of the outstanding Class IA shares of Hartford Stock HLS Fund.

         HL Advisors is the only shareholder of any of the Funds (other than as described above) owning more than 5% of the outstanding shares of a Fund. As of December 31, 2003, HL Advisors owned 5% or more of the outstanding shares in the following Funds:

                                             AMOUNT OF NATURE OF            PERCENTAGE OF
                                             BENEFICIAL OWNERSHIP             OWNERSHIP
                                             --------------------      -----------------------
                   FUND                      CLASS IA    CLASS IB      CLASS IA       CLASS IB
-------------------------------------------  --------    --------      --------       --------
Hartford Equity Income HLS Fund                                           37%            7%

                                   APPENDIX C

                DATES RELATING TO THE CURRENT ADVISORY AGREEMENTS

                                          DATE CURRENT         DATE CURRENT         DATE TO WHICH
                        DATE OF            AGREEMENT          AGREEMENT LAST           CURRENT             DATE CURRENT
                     COMMENCEMENT           BECAME             APPROVED BY         AGREEMENT WAS          AGREEMENT WAS
                   OF OPERATIONS OF      EFFECTIVE WITH         BOARD WITH         LAST CONTINUED       LAST APPROVED BY
     FUND               FUND*          RESPECT TO FUND       RESPECT TO FUND         FOR FUND            SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------
[Name of Fund]         [DATE]               [DATE]               [DATE]                [DATE]                 [DATE]

                                   APPENDIX D

                          FORM OF AMENDED AND RESTATED
                         INVESTMENT MANAGEMENT AGREEMENT

         This Agreement is made by and between HL Investment Advisors, LLC, a Connecticut limited liability company ("HL Advisors"), and Hartford Series Fund, Inc., a Maryland corporation (the "Company") whereby HL Advisors will act as investment manager to each series of the Company as listed on Attachment A (each a "Portfolio" and together the "Portfolios") and any future series as agreed to between HL Advisors and the Company.

         WHEREAS, the Company and HL Advisors wish to enter into an agreement setting forth the services to be performed by HL Advisors for each Portfolio of the Company and the terms and conditions under which such services will be performed.

         NOW, THEREFORE, in consideration of the promises and the mutual agreements herein contained, the parties hereto agree as follows:

         1.       General Provision.

         The Company hereby employs HL Advisors and HL Advisors hereby undertakes to act as the investment manager of the Company and to each Portfolio and to perform for the Company such other duties and functions as are hereinafter set forth and such other duties as may be necessary or appropriate in connection with its services as investment manager. HL Advisors shall, in all matters, give to the Company and its Board of Directors the benefit of its best judgment, effort, advice and recommendations and shall at all times conform to, and use its best efforts to enable the Company to conform to (i) the provisions of the Investment Company Act of 1940 (the "Investment Company Act") and any rules or regulations thereunder, (ii) any other applicable provisions of state or federal law; (iii) the provisions of the Articles of Incorporation and By-Laws of the Company as amended from time to time; (iv) policies and determinations of the Board of Directors of the Company; (v) the fundamental policies and investment restrictions of the Company and Portfolios as reflected in the Company's registration statement under the Investment Company Act or as such policies may, from time to time, be amended by the Company's shareholders, and (vi) the Prospectus and Statement of Additional Information of the Company in effect from time to time. The appropriate officers and employees of HL Advisors shall be available upon reasonable notice for consultation with any of the Directors and officers of the Company with respect to any matters dealing with the business and affairs of the Company including the valuation of any of each Portfolios' securities which are either not registered for public sale or not being traded on any securities market.

         2.       Investment Management Services.

                  (a) HL Advisors shall, subject to the direction and control by the Company's Board of Directors, (i) regularly provide investment advice and recommendations to each Portfolio with respect to its investments, investment policies and the purchase and sale of securities; (ii) supervise continuously the investment program of each Portfolio and the composition of its portfolio securities and determine what securities shall be purchased or sold by each Portfolio; and
                  (iii) arrange, subject to the provisions of paragraph 4 hereof, for the purchase of securities and other investments for each Portfolio and the sale of securities and other investments held in each Portfolio.

                  (b) HL Advisors shall provide such economic and statistical data relating to each Portfolio and such information concerning important economic, political and other developments as HL Advisors shall deem appropriate or as shall be requested by the Company's Board of Directors.

         3.       Sub-Advisers and Sub-Contractors.

         HL Advisors, upon approval of the Board of Directors, may engage one or more investment advisers which are either registered as such or specifically exempt from registration under the Investment Advisers Act of 1940, to act as sub-adviser with respect to existing and future Portfolios of the Company. Such sub-adviser shall assume such responsibilities and obligations of HL Advisors pursuant to this Investment Management Agreement as shall be delegated to the sub-adviser or sub-advisers, and HL Advisors will supervise and oversee the activities of any such sub-adviser.

         4.       Brokerage Transactions.

         When placing orders for the purchase or sale of a Portfolio's securities, HL Advisors or any sub-adviser appointed by HL Advisors shall use its best efforts to obtain the best net security price available for a Portfolio. Subject to and in accordance with any directions which the Board of Directors may issue from time to time, HL Advisors or the sub-adviser, if applicable, may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if HL Advisors or the sub-adviser, if applicable, determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or HL Advisors' or the sub-adviser's overall responsibilities with respect to a Portfolio and other advisory clients. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. HL Advisors or the sub-adviser will promptly communicate to the Board of Directors such information relating to portfolio transactions as the Board may reasonably request.

         5.       Expenses.

         Expenses to be paid by the Company, include, but are not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) premium for fidelity and other insurance coverage requisite to the Company's operations; (iv) the fees and expenses of its non-interested directors; (v) legal, audit and fund accounting expenses; (vi) custodian and transfer agent fees and expenses; (vii) expenses incident to the redemption of its shares; (viii) fees and expenses related to the registration under federal and state securities laws of shares of the Company for public sale; (ix) expenses of printing and mailing prospectuses, reports, notices and proxy material to shareholders of the Company; (x) all other expenses incidental to holding meetings of the Company's shareholders; and
(xi) such extraordinary non-recurring expenses as may arise, including litigation affecting the Company and any obligation which the Company may have to indemnify its officers and Directors with respect thereto.

         6.       Compensation of HL Advisors.

         As compensation for the services rendered by HL Advisors, each Portfolio shall pay to HL Advisors as promptly as possible after the last day of each month during the term of this Agreement, a fee accrued daily and paid monthly, based upon the following annual rates and upon the calculated daily net asset value of the Portfolio:

                                                                                    Investment
               Series                      Average Net Assets                      Advisory Fee
               ------                      ------------------                      ------------
Hartford Advisers HLS Fund                First $250,000,000                           0.575%
                                          Next $250,000,000                            0.525%
                                          Next $500,000,000                            0.475%
                                          Amount over $1 billion                       0.425%

Hartford Bond HLS Fund                    First $250,000,000                           0.325%
                                          Next $250,000,000                            0.300%
                                          Next $500,000,000                            0.275%
                                          Amount over $1 billion                       0.250%

Hartford Capital Appreciation HLS         First $250,000,000                           0.575%
Fund                                      Next $250,000,000                            0.525%
                                          Next $500,000,000                            0.475%
                                          Amount over $1 billion                       0.425%

Hartford Disciplined Equity HLS Fund      First $250,000,000                           0.575%
                                          Next $250,000,000                            0.525%
                                          Next $500,000,000                            0.475%
                                          Amount over $1 billion                       0.425%

Hartford Dividend and Growth HLS Fund     First $250,000,000                           0.575%
                                          Next $250,000,000                            0.525%
                                          Next $500,000,000                            0.475%
                                          Amount over $1 billion                       0.425%

Hartford Equity Income HLS Fund           First $250,000,000                           0.625%
                                          Next $250,000,000                            0.575%
                                          Next $500,000,000                            0.525%
                                          Amount over $1 billion                       0.475%

Hartford Focus HLS Fund                   First $250,000,000                           0.650%
                                          Next $250,000,000                            0.600%
                                          Amount over $500,000,000                     0.550%

Hartford Global Advisers HLS Fund         First $250,000,000                           0.575%
                                          Next $250,000,000                            0.525%
                                          Next $500,000,000                            0.475%
                                          Amount over $1 billion                       0.425%

Hartford Global Communications HLS        First $250,000,000                           0.650%
Fund                                      Next $250,000,000                            0.600%
                                          Amount over $500,000,000                     0.550%

Hartford Global Financial Services        First $250,000,000                           0.650%
HLS Fund                                  Next $250,000,000                            0.600%

                                                                                    Investment
               Series                      Average Net Assets                      Advisory Fee
               ------                      ------------------                      ------------
                                          Amount over
                                          $500,000,000                                 0.550%

Hartford Global Health HLS Fund           First $250,000,000                           0.650%
                                          Next $250,000,000                            0.600%
                                          Amount over $500,000,000                     0.550%

Hartford Global Leaders HLS Fund          First $250,000,000                           0.575%
                                          Next $250,000,000                            0.525%
                                          Next $500,000,000                            0.475%
                                          Amount over $1 billion                       0.425%

Hartford Global Technology HLS Fund       First $250,000,000                           0.650%
                                          Next $250,000,000                            0.600%
                                          Amount over $500,000,000                     0.550%

Hartford Growth HLS Fund                  First $250,000,000                           0.625%
                                          Next $250,000,000                            0.575%
                                          Next $500,000,000                            0.525%
                                          Amount over $1 billion                       0.475%

Hartford High Yield HLS Fund              First $250,000,000                           0.575%
                                          Next $250,000,000                            0.525%
                                          Next $500,000,000                            0.475%
                                          Amount over $1 billion                       0.425%

Hartford Index HLS Fund                   All assets                                   0.200%

Hartford International Capital            First $250,000,000                           0.650%
Appreciation HLS Fund                     Next $250,000,000                            0.600%
                                          Amount over $500,000,000                     0.550%

Hartford International Opportunities      First $250,000,000                           0.575%
HLS Fund                                  Next $250,000,000                            0.525%
                                          Next $500,000,000                            0.475%
                                          Amount over $1 billion                       0.425%

Hartford International Small Company      First $250,000,000                           0.650%
HLS Fund                                  Next $250,000,000                            0.600%
                                          Amount over $500,000,000                     0.550%

Hartford MidCap HLS Fund                  First $250,000,000                           0.575%
                                          Next $250,000,000                            0.525%

                                                                                    Investment
               Series                      Average Net Assets                      Advisory Fee
               ------                      ------------------                      ------------
                                          Next $500,000,000                            0.475%
                                          Amount over $1 billion                       0.425%

Hartford MidCap Value HLS Fund            First $250,000,000                           0.625%
                                          Next $250,000,000                            0.575%
                                          Next $500,000,000                            0.525%
                                          Amount over $1 billion                       0.475%

Hartford Money Market HLS Fund            All assets                                   0.250%

Hartford Mortgage Securities HLS Fund     All assets                                   0.250%

Hartford Small Company HLS Fund           First $250,000,000                           0.575%
                                          Next $250,000,000                            0.525%
                                          Next $500,000,000                            0.475%
                                          Amount over $1 billion                       0.425%

Hartford Stock HLS Fund                   First $250,000,000                           0.325%
                                          Next $250,000,000                            0.300%
                                          Next $500,000,000                            0.275%
                                          Amount over $1 billion                       0.250%

Hartford Value HLS Fund                   First $250,000,000                           0.625%
                                          Next $250,000,000                            0.575%
                                          Next $500,000,000                            0.525%
                                          Amount over $1 billion                       0.475%

         HL Advisors, or an affiliate of HL Advisors, may agree to subsidize any of the Portfolios to any level that HL Advisors, or any such affiliate, may specify. Any such undertaking may be modified or discontinued at any time.

         If it is necessary to calculate the fee for a period of time which is less than a month, then the fee shall be (i) calculated at the annual rates provided above but prorated for the number of days elapsed in the month in question as a percentage of the total number of days in such month, (ii) based upon the average of the Portfolio's daily net asset value for the period in question, and (iii) paid within a reasonable time after the close of such period.

         7.       Liability of HL Advisors.

         HL Advisors shall not be liable for any loss or losses sustained by reason of any investment including the purchase, holding or sale of any security, as long as HL Advisors shall have acted in good faith and with due care; provided, however, that no provision in this Agreement shall be deemed to protect HL Advisors against any liability to the Company or its shareholders by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

         8.       Duration of Agreement.

                  (a) This Agreement shall be effective on [DATE] and shall continue in effect through August 1, 2005. This Agreement, unless sooner terminated in accordance with 8(b) below, shall continue in effect from year to year thereafter provided that its continuance is specifically approved at least annually (1) by a vote of a majority of the members of the Board of Directors of the Company or by a vote of a majority of the outstanding voting securities of each Portfolio, and (2) in either event, by the vote of a majority of the members of the Company's Board of Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on this Agreement.

                  (b) This Agreement (1) may be terminated at any time without the payment of any penalty either by a vote of a majority of the members of the Board of Directors of the Company or by a vote of a majority of the Portfolio's outstanding voting securities, on sixty days' prior written notice to HL Advisors; (2) shall immediately terminate in the event of its assignment and (3) may be terminated by HL Advisors on sixty days' prior written notice to the Portfolio, but such termination will not be effective until the Portfolio shall have contracted with one or more persons to serve as a successor investment adviser for the Portfolio and such person(s) shall have assumed such position.

                  (c) As used in this Agreement, the terms "assignment", "interested person" and "vote of majority of the Company's outstanding voting securities" shall have the meanings set forth for such terms in the 1940 Act, as amended.

                  (d) Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party to this Agreement to whom such notice is to be given at such party's current address.

         9.       Other Activities.

         Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of HL Advisors to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of HL Advisors to engage in any other business or to render services of any kind to any other corporation, firm individual or association.

         10.      Additional Series.

         The amendment of this Agreement for the sole purpose of adding one or more Portfolios shall not be deemed an amendment affecting an already existing Portfolio and requiring the approval of shareholders of that Portfolio.

         11.      Invalid Provisions.

         If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         12.      Governing Law.

         To the extent that federal securities laws do not apply, this Agreement and all performance hereunder shall be governed by the laws of the State of Connecticut which apply to contracts made and to be performed in the State of Connecticut.

             [The remainder of this page left intentionally blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the ____ day of ____, 2004.

                                           HL INVESTMENT ADVISORS, LLC.

                                           __________________________________
                                           By:
                                           Title:

                                           HARTFORD SERIES FUND, INC.
                                           on behalf of its series listed on
                                           Attachment A

                                           __________________________________
                                           By:
                                           Title:

                                  ATTACHMENT A

                           Hartford Advisers HLS Fund
                             Hartford Bond HLS Fund
                     Hartford Capital Appreciation HLS Fund
                      Hartford Disciplined Equity HLS Fund
                      Hartford Dividend and Growth HLS Fund
                         Hartford Equity Income HLS Fund
                             Hartford Focus HLS Fund
                        Hartford Global Advisers HLS Fund
                     Hartford Global Communications HLS Fund
                   Hartford Global Financial Services HLS Fund
                         Hartford Global Health HLS Fund
                        Hartford Global Leaders HLS Fund
                       Hartford Global Technology HLS Fund
                            Hartford Growth HLS Fund
                          Hartford High Yield HLS Fund
                             Hartford Index HLS Fund
              Hartford International Capital Appreciation HLS Fund
                  Hartford International Opportunities HLS Fund
                  Hartford International Small Company HLS Fund
                            Hartford MidCap HLS Fund
                         Hartford MidCap Value HLS Fund
                         Hartford Money Market HLS Fund
                      Hartford Mortgage Securities HLS Fund
                         Hartford Small Company HLS Fund
                             Hartford Stock HLS Fund
                             Hartford Value HLS Fund

                                   APPENDIX E

                          FORM OF AMENDED AND RESTATED
                         INVESTMENT MANAGEMENT AGREEMENT

         This Agreement is made by and between HL Investment Advisors, LLC, a Connecticut limited liability company ("HL Advisors"), and Hartford HLS Series Fund II, Inc., a Maryland corporation (the "Company") whereby HL Advisors will act as investment manager to each series of the Company as listed on Attachment A (each a "Portfolio" and together the "Portfolios") and any future series as agreed to between HL Advisors and the Company.

         WHEREAS, the Company and HL Advisors wish to enter into an agreement setting forth the services to be performed by HL Advisors for each Portfolio of the Company and the terms and conditions under which such services will be performed.

         NOW, THEREFORE, in consideration of the promises and the mutual agreements herein contained, the parties hereto agree as follows:

         1.       General Provision.

         The Company hereby employs HL Advisors and HL Advisors hereby undertakes to act as the investment manager of the Company and to each Portfolio and to perform for the Company such other duties and functions as are hereinafter set forth and such other duties as may be necessary or appropriate in connection with its services as investment manager. HL Advisors shall, in all matters, give to the Company and its Board of Directors the benefit of its best judgment, effort, advice and recommendations and shall at all times conform to, and use its best efforts to enable the Company to conform to (i) the provisions of the Investment Company Act of 1940 (the "Investment Company Act") and any rules or regulations thereunder, (ii) any other applicable provisions of state or federal law; (iii) the provisions of the Articles of Incorporation and By-Laws of the Company as amended from time to time; (iv) policies and determinations of the Board of Directors of the Company; (v) the fundamental policies and investment restrictions of the Company and Portfolios as reflected in the Company's registration statement under the Investment Company Act or as such policies may, from time to time, be amended by the Company's shareholders, and (vi) the Prospectus and Statement of Additional Information of the Company in effect from time to time. The appropriate officers and employees of HL Advisors shall be available upon reasonable notice for consultation with any of the Directors and officers of the Company with respect to any matters dealing with the business and affairs of the Company including the valuation of any of each Portfolios' securities which are either not registered for public sale or not being traded on any securities market.

         2.       Investment Management Services.

                  (a) HL Advisors shall, subject to the direction and control by the Company's Board of Directors, (i) regularly provide investment advice and recommendations to each Portfolio with respect to its investments, investment policies and the purchase and sale of securities; (ii) supervise continuously the investment program of each Portfolio and the composition of its portfolio securities and determine what securities shall be purchased or sold by each Portfolio; and
                  (iii) arrange, subject to the provisions of paragraph 5 hereof, for the purchase of securities and other investments for each Portfolio and the sale of securities and other investments held in each Portfolio.

                  (b) HL Advisors shall provide such economic and statistical data relating to each Portfolio and such information concerning important economic, political and other developments as HL Advisors shall deem appropriate or as shall be requested by the Company's Board of Directors.

         3.       Administrative Services.

         In addition to the performance of investment advisory services, HL Advisors shall perform the following services in connection with the management of the Company:

                  (a) assist in the supervision of all aspects of the Company's operation, including the coordination of all matters relating to the functions of the custodian, transfer agent or other shareholder servicing agents (if any), accountants, attorneys and other parties performing services or operational functions for the Company;

                  (b) provide the Company with the services of persons, who may be HL Advisors' officers or employees, competent to serve as officers of the Company and to perform such administrative and clerical functions as are necessary in order to provide effective administration for the Company, including the preparation and maintenance of required reports, books and records of the Company; and

                  (c) provide the Company with adequate office space and related services necessary for its operations as contemplated in this Agreement.

         4.       Sub-Advisers and Sub-Contractors.

         HL Advisors, upon approval of the Board of Directors, may engage one or more investment advisers which are either registered as such or specifically exempt from registration under the Investment Advisers Act of 1940, to act as sub-adviser with respect to existing and future Portfolios of the Company. Such sub-adviser shall assume such responsibilities and obligations of HL Advisors pursuant to this Investment Management Agreement as shall be delegated to the sub-adviser or sub-advisers, and HL Advisors will supervise and oversee the activities of any such sub-adviser.

         5.       Brokerage Transactions.

         When placing orders for the purchase or sale of a Portfolio's securities, HL Advisors or any sub-adviser appointed by HL Advisors shall use its best efforts to obtain the best net security price available for a Portfolio. Subject to and in accordance with any directions which the Board of Directors may issue from time to time, HL Advisors or the sub-adviser, if applicable, may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if HL Advisors or the sub-adviser, if applicable, determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or HL Advisors' or the sub-adviser's overall responsibilities with respect to a Portfolio and other advisory clients. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. HL Advisors or the sub-adviser will promptly communicate to the Board of Directors such information relating to portfolio transactions as the Board may reasonably request.

         6.       Expenses.

         Expenses to be paid by the Company, include, but are not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) premium for fidelity and other insurance coverage requisite to the Company's operations; (iv) the fees and expenses of its non-interested directors; (v) legal, audit and fund accounting expenses; (vi) custodian and transfer agent fees and expenses; (vii) expenses incident to the redemption of its shares; (viii) fees and expenses related to the registration under federal and state securities laws of shares of the Company for public sale; (ix) expenses of printing and mailing prospectuses, reports, notices and proxy material to shareholders of the Company; (x) all other expenses incidental to holding meetings of the Company's shareholders; and
(xi) such extraordinary non-recurring expenses as may arise, including litigation affecting the Company and any obligation which the Company may have to indemnify its officers and Directors with respect thereto.

         7.       Compensation of HL Advisors.

         As compensation for the services rendered by HL Advisors, each Portfolio shall pay to HL Advisors as promptly as possible after the last day of each month during the term of this Agreement, a fee accrued daily and paid monthly, based upon the following annual rates and upon the calculated daily net asset value of the Portfolio:

                                                                                                Investment
                                                                                               Advisory and
               Series                            Average Daily Net Assets                      Management Fee
               ------                            ------------------------                      --------------
Hartford Blue Chip Stock HLS Fund               First $100,000,000                                 0.900%
                                                Amount over $100 million                           0.850%

Hartford Capital Opportunities HLS Fund         First $200,000,000                                 0.900%
                                                Next $300,000,000                                  0.850%
                                                Amount over $500 million                           0.800%

Hartford Growth Opportunities HLS Fund          First $100,000,000                                 0.700%
                                                Amount over $100 million                           0.600%

Hartford International Stock HLS Fund           First $100,000,000                                 0.850%
                                                Amount over $100 million                           0.800%

Hartford LargeCap Growth HLS Fund               First $100,000,000                                 0.900%
                                                Next $100,000,000                                  0.850%
                                                Amount over $200 million                           0.800%

Hartford MidCap Stock HLS Fund                  First $100,000,000                                 0.900%
                                                Next $150,000,000                                  0.850%
                                                Amount over $250 million                           0.800%

Hartford SmallCap Growth HLS Fund               First $100,000,000                                 0.700%
                                                Amount over $100 million                           0.600%

Hartford SmallCap Value HLS Fund                First $50,000,000                                  0.900%
                                                Amount over $50 million                            0.850%

Hartford U.S. Government Securities HLS         First $50,000,000                                  0.500%
Fund                                            Amount over $50 million                            0.450%

                                                                                                Investment
                                                                                               Advisory and
               Series                            Average Daily Net Assets                      Management Fee
               ------                            ------------------------                      --------------
Hartford Value Opportunities HLS Fund           First $100,000,000                                 0.700%
                                                Amount over $100 million                           0.600%

         HL Advisors, or an affiliate of HL Advisors, may agree to subsidize any of the Portfolios to any level that HL Advisors, or any such affiliate, may specify. Any such undertaking may be modified or discontinued at any time.

         If it is necessary to calculate the fee for a period of time which is less than a month, then the fee shall be (i) calculated at the annual rates provided above but prorated for the number of days elapsed in the month in question as a percentage of the total number of days in such month, (ii) based upon the average of the Portfolio's daily net asset value for the period in question, and (iii) paid within a reasonable time after the close of such period.

         8.       Liability of HL Advisors.

         HL Advisors shall not be liable for any loss or losses sustained by reason of any investment including the purchase, holding or sale of any security, or with respect to the administration of the Company, as long as HL Advisors shall have acted in good faith and with due care; provided, however, that no provision in this Agreement shall be deemed to protect HL Advisors against any liability to the Company or its shareholders by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

         9.       Duration of Agreement.

                  (a) This Agreement shall be effective on [DATE] and shall continue in effect through August 1, 2005. This Agreement, unless sooner terminated in accordance with 8(b) below, shall continue in effect from year to year thereafter provided that its continuance is specifically approved at least annually (1) by a vote of a majority of the members of the Board of Directors of the Company or by a vote of a majority of the outstanding voting securities of each Portfolio, and (2) in either event, by the vote of a majority of the members of the Company's Board of Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on this Agreement.

                  (b) This Agreement (1) may be terminated at any time without the payment of any penalty either by a vote of a majority of the members of the Board of Directors of the Company or by a vote of a majority of the Portfolio's outstanding voting securities, on sixty days' prior written notice to HL Advisors; (2) shall immediately terminate in the event of its assignment and (3) may be terminated by HL Advisors on sixty days' prior written notice to the Portfolio, but such termination will not be effective until the Portfolio shall have contracted with one or more persons to serve as a successor investment adviser for the Portfolio and such person(s) shall have assumed such position.

                  (c) As used in this Agreement, the terms "assignment", "interested person" and "vote of majority of the Company's outstanding voting securities" shall have the meanings set forth for such terms in the 1940 Act, as amended.

                  (d) Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party to this Agreement to whom such notice is to be given at such party's current address.

         10.      Other Activities.

         Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of HL Advisors to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of HL Advisors to engage in any other business or to render services of any kind to any other corporation, firm individual or association.

         11.      Additional Series.

         The amendment of this Agreement for the sole purpose of adding one or more Portfolios shall not be deemed an amendment affecting an already existing Portfolio and requiring the approval of shareholders of that Portfolio.

         12.      Invalid Provisions.

         If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         13.      Governing Law.

         To the extent that federal securities laws do not apply, this Agreement and all performance hereunder shall be governed by the laws of the State of Connecticut which apply to contracts made and to be performed in the State of Connecticut.

             [The remainder of this page left intentionally blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the ____ day of ____, 2004.

                                          HL INVESTMENT ADVISORS, LLC.

                                          __________________________________
                                          By:
                                          Title:

                                          HARTFORD HLS SERIES FUND II, INC.
                                          on behalf of its series listed on
                                          Attachment A

                                          __________________________________
                                          By:
                                          Title:

                                  ATTACHMENT A

                        Hartford Blue Chip Stock HLS Fund
                     Hartford Capital Opportunities HLS Fund
                     Hartford Growth Opportunities HLS Fund
                      Hartford International Stock HLS Fund
                        Hartford LargeCap Growth HLS Fund
                         Hartford MidCap Stock HLS Fund
                        Hartford SmallCap Growth HLS Fund
                        Hartford SmallCap Value HLS Fund
                  Hartford U.S. Government Securities HLS Fund
                      Hartford Value Opportunities HLS Fund

                                   APPENDIX F

            DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF HL ADVISORS

                       POSITION AND PRINCIPAL
 NAME                        OCCUPATION                  ADDRESS
 ----                        ----------                  -------


                                   APPENDIX G

         FEES PAID TO HL ADVISORS UNDER THE CURRENT ADVISORY AGREEMENTS

         For the last fiscal year ended December 31, 2003, each of the Funds paid management fees to HL Advisors as follows (which, in addition to investment management services, for series of Hartford HLS Series Fund II, Inc. only, covers certain administrative services which are provided by Hartford Life Insurance Company):

                 FUND                                FEES PAID
                 ----                                ---------
Advisers HLS Fund                                   $45,099,656
Bond HLS Fund                                       $ 7,689,712
Blue Chip Stock HLS Fund                            $ 1,446,123
Capital Appreciation HLS Fund                       $34,597,250
Capital Opportunities HLS Fund                      $   157,546
Disciplined Equity HLS Fund                         $ 3,400,164
Dividend and Growth HLS Fund                        $16,673,155
Equity Income HLS Fund                              $     6,357
Focus HLS Fund                                      $   438,846
Global Advisers HLS Fund                            $ 1,750,737
Global Communications HLS Fund                      $   112,816
Global Financial Services HLS Fund                  $   185,071
Global Health HLS Fund                              $ 1,775,356
Global Leaders HLS Fund                             $ 3,647,014
Global Technology HLS Fund                          $   735,393
Growth HLS Fund                                     $   623,428
Growth Opportunities HLS Fund                       $ 3,617,858
High Yield HLS Fund                                 $ 2,628,498
Index HLS Fund                                      $ 3,587,396
International Capital Appreciation HLS Fund         $   445,610
International Opportunities HLS Fund                $ 3,860,527
International Small Company HLS Fund                $   248,270
International Stock HLS Fund                        $   704,438
LargeCap Growth HLS Fund                            $   487,178
MidCap HLS Fund                                     $ 7,887,259
MidCap Stock HLS Fund                               $   425,147
MidCap Value HLS Fund                               $ 3,282,453
Money Market HLS Fund                               $ 5,527,475
Mortgage Securities HLS Fund                        $ 2,135,131
Multisector Bond HLS Fund                           $   221,313
Small Company HLS Fund                              $ 3,948,676
SmallCap Growth HLS Fund                            $ 1,721,864
SmallCap Value HLS Fund                             $   784,701
Stock HLS Fund                                      $14,744,002
U.S. Government Securities HLS Fund                 $ 3,684,546
Value HLS Fund                                      $ 1,012,903
Value Opportunities HLS Fund                        $   835,736

                                   APPENDIX H

For the last fiscal year ended December 31, 2003, the following Funds paid the following administrative fees to Hartford Life Insurance Company for administrative services provided to the Funds. These services will continue to be provided if the New Advisory Agreements are approved.

                HLS FUND NAME                          2003
                -------------                          ----
Advisers HLS Fund                                   $20,811,601
Bond HLS Fund                                       $ 5,801,771
Capital Appreciation HLS Fund                       $15,869,294
Disciplined Equity HLS Fund                         $ 1,273,803
Dividend and Growth HLS Fund                        $ 7,434,426
Equity Income HLS Fund                              $     2,034
Focus HLS Fund                                      $   135,028
Global Advisers HLS Fund                            $   619,328
Global Communications HLS Fund                      $    34,712
Global Financial Services HLS Fund                  $    56,945
Global Health HLS Fund                              $   552,006
Global Leaders HLS Fund                             $ 1,377,689
Global Technology HLS Fund                          $   226,274
Growth HLS Fund                                     $   199,496
High Yield HLS Fund                                 $   963,719
Index HLS Fund                                      $ 3,587,396
International Capital Appreciation HLS Fund         $   137,110
International Opportunities HLS Fund                $ 1,467,589
International Small Company HLS Fund                $    76,421
MidCap HLS Fund                                     $ 3,299,887
MidCap Value HLS Fund                               $ 1,116,439
Money Market HLS Fund                               $ 4,421,980
Mortgage Securities HLS Fund                        $ 1,708,105
Small Company HLS Fund                              $ 1,504,996
Stock HLS Fund                                      $11,445,199
Value HLS Fund                                      $   324,146

For the fiscal year ended December 31, 2003, the Class IB Shares of the following Funds paid the 12b-1 fees listed below to Hartford Securities Distribution Company for distribution services provided to the Funds. These services will continue to be provided if the New Advisory Agreements are approved.

                 HLS FUND NAME                       CLASS IB
                 -------------                       --------
Advisers HLS Fund                                   $2,319,636
Bond HLS Fund                                       $1,433,105
Capital Appreciation HLS Fund                       $2,397,764
Disciplined Equity HLS Fund                         $  241,744
Dividend and Growth HLS Fund                        $1,417,480
Equity Income HLS Fund                              $      301
Focus HLS Fund                                      $   67,726
Global Advisers HLS Fund                            $   67,451
Global Communications HLS Fund                      $   13,208
Global Financial Services HLS Fund                  $   25,838
Global Health HLS Fund                              $  177,444
Global Leaders HLS Fund                             $  207,828
Global Technology HLS Fund                          $   63,509
Growth HLS Fund                                     $  104,560
Growth Opportunities HLS Fund                       $   62,569
High Yield HLS Fund                                 $  371,487

                 HLS FUND NAME                       CLASS IB
                 -------------                       --------
Index HLS Fund                                      $  307,186
International Capital Appreciation HLS Fund         $   78,033
International Opportunities HLS Fund                $  110,728
International Small Company HLS Fund                $   29,678
MidCap HLS Fund                                     $  310,216
MidCap Value HLS Fund                               $  457,383
Money Market HLS Fund                               $  675,202
Mortgage Securities HLS Fund                        $  413,365
Small Company HLS Fund                              $  285,777
SmallCap Growth HLS Fund                            $   78,691
Stock HLS Fund                                      $1,009,674
U.S. Government Securities HLS Fund                 $  491,827
Value HLS Fund                                      $  152,950
Value Opportunities HLS Fund                        $   35,856

The entire amount of 12b-1 fees listed above were paid to dealers as compensation.

                                   APPENDIX I

                         THE HARTFORD MUTUAL FUNDS, INC.
                       THE HARTFORD MUTUAL FUNDS II, INC.
                           HARTFORD SERIES FUND, INC.
                        HARTFORD HLS SERIES FUND II, INC.
                      THE HARTFORD INCOME SHARES FUND, INC.
                             ("THE HARTFORD FUNDS")

                          NOMINATING COMMITTEE CHARTER

NOMINATING COMMITTEE MEMBERSHIP

The Nominating Committee of The Hartford Funds (the "Committee") shall be composed entirely of Directors of the Funds that are not "interested persons" of the Funds, their investment adviser or their principal underwriter, as that term is defined in the Investment Company Act of 1940, as amended ("Independent Directors"), and may be comprised of one or more such Independent Directors. Officers of the Funds, although not members of the Committee, will nonetheless be expected to have a role in evaluating candidates and recruiting them for the Board.

BOARD NOMINATIONS AND FUNCTIONS

1. The Committee shall make nominations for Independent Director membership on the Board of Directors. The Committee shall evaluate candidates' qualifications for Board membership and their independence from the Funds' investment adviser and other principal service providers. Persons selected must not be "interested persons" of the Funds, their investment adviser or their principal underwriter, as that term is defined in the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g. business, financial or family relationships with the investment adviser. In determining nominees' qualifications for Board membership, the Committee may consider such other factors as it may determine to be relevant to fulfilling the role of being a member of the Board of Directors.

2. The Committee shall consider nominees recommended by shareholders if a vacancy among the Independent Directors of The Hartford Funds occurs pursuant to the procedures attached hereto as Appendix A.

3. The Committee shall meet as necessary prior to a meeting of the full Board and is empowered to hold special meetings as circumstances require.

4. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Fund counsel and/or independent counsel to the Independent Directors and to retain experts, as deemed appropriate, at the expense of the Funds.

5. The Committee shall review these Procedures as necessary and recommend any changes to the full Board of Directors.

ADOPTED:  MAY 13, 2003
REVISED: MARCH 9, 2004

                                   APPENDIX A

             PROCEDURES FOR CONSIDERATION OF SHAREHOLDER NOMINATIONS
         FOR INDEPENDENT DIRECTOR MEMBERSHIP BY THE NOMINATING COMMITTEE

1. The Nominating Committee will consider nominees recommended by shareholders if a vacancy among the Independent Directors of The Hartford Funds occurs. Each eligible shareholder or shareholder group may submit not more than one Independent Director nominee.

2. In order for the Nominating Committee to consider a nominee recommended by shareholders, the nominee, as well as the shareholder or shareholder group making the recommendation, must meet all requirements provided under applicable federal and state law and in the applicable Fund's organizational documents.

3. In order to recommend a nominee, a shareholder must send a letter to the chairperson of the Nominating Committee, in care of the Secretary of the applicable Hartford Fund at 55 Farmington Avenue, 11th Floor, Hartford, CT 06105, and must include, at a minimum:

                  (i)      the shareholder's contact information;

                  (ii) the nominee's contact information, the nominee's resume or curriculum vitae, and the number of applicable Fund shares owned by the proposed nominee;

                  (iii) a statement as to whether the nominee is an "interested person" of the applicable Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and appropriate documentation to support the statement;

                  (iv) all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A of the Securities Exchange Act of 1934; and

                  (v) a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in the applicable Fund's proxy statement, if so designated by the Nominating Committee and the Fund's Board of Director.

         It shall be in the Nominating Committee's sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration due to the deficient submission.

4. A Shareholder nominee recommendation must be received by the Nominating Committee within a reasonable time period prior to the proxy submission.

5. A shareholder or shareholder group may not submit for consideration a nominee which has previously been considered by the Nominating Committee.

6. If the Nominating Committee receives a recommended nominee from an eligible shareholder or shareholder group who individually, or in the aggregate, beneficially owned more than 5% of the applicable Fund's voting shares for at least one year as of the date of the recommendation and the shareholder or shareholder group and their candidate provides his or her written consent at the time the recommendation is made, the Fund shall disclose in the applicable proxy statement: (1) the candidate's identity, (2) the identity of the shareholder or shareholder group making the recommendation, and (3) whether or not the Nominating Committee chose to nominate that candidate.

7. The Nominating Committee shall evaluate the qualifications of a director nominee in accordance with the guidelines attached hereto as
         Exhibit 1. The Nominating Committee may, in its sole discretion, consider any factors that it deems relevant in its consideration of a director nominee. Candidates submitted by shareholders shall be evaluated according to the same criteria as other director candidates.

8. The Nominating Committee may, in its sole discretion, hire third parties to assist it with identifying, screening and evaluating nominees. If a third party is used with respect to a particular election, appropriate disclosure of that fact in the relevant proxy statement shall be made in accordance with applicable law.

9. The final nomination of a prospective director rests solely with the Nominating Committee.

10. The Nominating Committee shall review these Procedures as necessary and recommend any changes to the full Board of Directors of the Hartford Funds.

                                                                       EXHIBIT 1

               CRITERIA FOR SELECTION OF NEW INDEPENDENT DIRECTORS

         The ideal panel of independent directors should represent a cross section of the shareholder base of the Hartford-sponsored funds and, since their duties involve oversight of the management company's and service providers' activities relative to shareholder interests, care should be given to insure that the panel of individuals brings to their deliberation education, work and personal experiences that would improve the value provided to the shareholders.

         To maintain the vitality of the panel, some mandatory turnover of members is desired and should be accomplished through a reasonable retirement policy (e.g. age 72 mandatory retirement).

         The following criteria giving no prejudice towards an individual's gender, religion or race should be considered as a minimum requirement for consideration as an independent director:

         1. Fifteen (15) years business or academic experience in a management, administrative, or other oversight capacity.

         2. College degree or business experience equivalent to a college degree.

         3. At least one independent director should have an investment background and at least one director should have a financial/accounting background.

         4. Personal accomplishments that would provide ready acceptance by shareholders that the individual was capable of representing their interests.

         5.       An ability to invest in Hartford funds.

         6. A person able to think through and discuss complicated regulatory and financial issues and arrive at reasonable decisions on these issues on behalf of the shareholders.

         7.       A person of high ethical standards.

         8. Must meet minimum standards set out in the funds' audit committee charter.

         9. Must be "financially literate" as that term is defined under New York Stock Exchange rules. For these purposes, this means the ability to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. Directors who have limited familiarity with finance can achieve such "literacy" through fund-sponsored training programs.

PRELIMINARY COPY

                              [FORM OF PROXY CARD]

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

PROXY TABULATOR
P.O. BOX 9132
HINGHAM, MA  02043-9132

                           VOTING BY TELEPHONE. Call toll-free 1-800-690-6903 and follow the recorded instructions.

                           VOTIING BY INTERNET. Log on to WWW.PROXYWEB.COM and follow the on-screen instructions.

                           VOTING BY MAIL. Complete and return your proxy card in the addressed envelope.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

[INVESTMENT COMPANY NAME HERE]
       [SERIES NAME HERE]              PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                                        TO BE HELD JUNE 15, 2004

The undersigned appoints David M. Znamierowski, George R. Jay, Brian C. Watkins, Daniel E. Burton and Kevin J. Carr or each of them separately with power to act without the others and with the right of substitution in each, the proxies of the undersigned to vote, as designated herein, all shares of the series named above (the "Fund") held by the undersigned on March 31, 2004, at a Joint Special Meeting of Shareholders to be held at the offices of HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, on June 15, 2004, at 8:30 a.m., Eastern Time, and at any adjournments or postponements thereof, upon the matter on the reverse as set forth in the Notice of Joint Special Meeting of Shareholders and Proxy Statement, with all powers the undersigned would possess if present in person.

All previous proxies with respect to the meeting are revoked. Receipt of the Notice of Joint Special Meeting of Shareholders and Proxy Statement is acknowledged by your execution of this proxy. This proxy may be revoked at any time before it is exercised.

                                              Date _______________________

                                     PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN
                                              IN THE ENCLOSED ENVELOPE!

                                     ___________________________________________
                                     Signature(s)        (Please sign in box)

                                    Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please five full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.

     PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED
                                    ENVELOPE!
                            (Please see reverse side)

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTER SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" SUCH MATTER.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. A SHAREHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION NEED ONLY SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED.

PLEASE FILL IN BOXES AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS.

                                      FOR         1. TO ELECT THE FOLLOWING NOMINEES: (01) L. S. BIRDSONG, (02) W.E.
FOR            WITH-                  ALL         COLEMAN, (03) R.M. GAVIN, (04) D.E. HILL, (05) P.O. PETERSON, (06)
ALL           HOLD ALL              EXCEPT*       M.H. PRYOR, JR., (07) T.M. MARRA, (08) L.A. SMITH, (09) D.M. ZNAMIEROWSKI

[ ]             [ ]                  [ ]          *TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, MARK THE BOX "FOR
                                                  ALL EXCEPT" AND WRITE THE NOMINEE'S(S') NUMBER(S) ON THE LINE BELOW.

                                                  __________________________________________________________________________

[ ]             [ ]                  [ ]          2. (FOR SHAREHOLDERS OF SERIES OF HARTFORD SERIES FUND, INC. ONLY)
FOR           AGAINST              ABSTAIN        PROPOSAL TO PERMIT THE FUND'S INVESTMENT ADVISER TO SELECT AND
                                                  CONTRACT WITH SUB-ADVISERS WITHOUT OBTAINING SHAREHOLDER APPROVAL .

[ ]             [ ]                  [ ]          3. PROPOSAL TO APPROVE THE AMENDED AND RESTATED INVESTMENT MANAGEMENT
FOR           AGAINST              ABSTAIN        AGREEMENT WITH HL INVESTMENT ADVISORS, LLC.

     PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED
                                    ENVELOPE!

PRELMINARY COPY

                        [FORM OF VOTING INSTRUCTION CARD]

                    EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

                        PLEASE SIGN, DATE AND RETURN YOUR
                            VOTING INSTRUCTIONS TODAY

PROXY TABULATOR
P.O. BOX 9132
HINGHAM, MA  02043-9132

                           VOTING BY TELEPHONE. Call toll-free 1-800-690-6903 and follow the recorded instructions.

                           VOTIING BY INTERNET. Log on to WWW.PROXYWEB.COM and follow the on-screen instructions.

                           VOTING BY MAIL. Complete and return your voting instruction card in the addressed envelope.

[SERIES NAME PRINTS HERE]
[INVESTMENT COMPANY NAME HERE]

                 VOTING INSTRUCTIONS FOR SPECIAL SHAREHOLDERS MEETING TO BE HELD
                                         ON JUNE 15, 2004
                        THESE VOTING INSTRUCTIONS ARE SOLICTED ON BEHALF OF
                                    [INSURANCE COMPANY NAME HERE]

The undersigned is the owner of a variable annuity or variable insurance contact issued by the above-referenced Insurance Company. (The issuer of such contract being referred to herein as the "Issuer.") The undersigned hereby instructs the Issuer to represent and vote, as designated herein, the number of shares of the series named above (the "Fund") represented by the number of votes attributable to the undersigned's variable annuity contract or variable insurance contract as of March 31, 2004 at a Joint Special Meeting of Shareholders to be held at the offices of HL Investment Advisors, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, on June 15, 2004, at 8:30 a.m., Eastern Time, and at any adjournments or postponements thereof, upon the matter on the reverse side as set forth in the Notice of Joint Special Meeting of Shareholders and Proxy Statement.

All previous voting instructions with respect to the meeting are hereby revoked. Receipt of the Notice of Joint Special Meeting of Shareholders and Proxy Statement is acknowledged by your execution of these voting instructions.

In its discretion, the Issuer is authorized to vote upon such other business as may properly come before the meeting and any adjournments or postponements of the meeting unless otherwise prohibited by the undersigned. Contract and policy owners wishing to vote in accordance with the Board of Directors' recommendation need only sign and date this voting instruction form and return it in the envelope provided.

                                              Date _______________________

                                 PLEASE MARK, SIGN, DATE AND RETURN THESE VOTING
                                        INSTRUCTIONS IN THE ENCLOSED ENVELOPE -
                                                NO POSTAGE REQUIRED!

                                     ___________________________________________
                                     Signature(s)        (Please sign in box)

                                    Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please five full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.

                    EVERY CONTRACT OWNER'S VOTE IS IMPORTANT!

                        PLEASE SIGN, DATE AND RETURN YOUR
                            VOTING INSTRUCTIONS TODAY

THESE VOTING INSTRUCTIONS WILL BE VOTED AS INSTRUCTED ON THE MATTER SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED, THESE VOTING INSTRUCTIONS WILL BE VOTED "FOR" SUCH MATTER. UPON ALL OTHER MATTERS, ISSUER SHALL VOTE ACCORDING TO ITS BEST JUDGEMENT.

VOTES OF CONTRACT AND POLICY OWNERS FOR WHICH NO VOTING INSTRUCTIONS ARE RECEIVED WILL BE VOTED IN THE SAME PROPORTION AS THE VOTES OF CONTRACT AND POLICY OWNERS FOR WHICH VOTING INSTRUCTIONS ARE RECEIVED.

PLEASE FILL IN BOXES AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [ ]

PLEASE DO NOT USE FINE POINT PENS.

                                      FOR         1. TO ELECT THE FOLLOWING NOMINEES: (01) LYNN S. BIRDSONG, (02) W.E.
FOR            WITH-                  ALL         COLEMAN, (03) R.M. GAVIN, (04) D.E. HILL, (05) P.O. PETERSON, (06)
ALL           HOLD ALL              EXCEPT*       M.H. PRYOR, JR., (07) T.M. MARRA, (08) L.A. SMITH, (09) D.M. ZNAMIEROWSKI

[ ]             [ ]                  [ ]          *TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, MARK THE BOX "FOR
                                                  ALL EXCEPT" AND WRITE THE NOMINEE'S(S') NUMBER(S) ON THE LINE BELOW.

                                                  ___________________________________________________________________________

[ ]             [ ]                  [ ]          2. (FOR CONTRACT AND POLICY OWNERS WHOSE CONTRACTS RELATE TO SERIES
FOR           AGAINST              ABSTAIN        OF HARTFORD SERIES FUND, INC. ONLY)  PROPOSAL TO PERMIT THE FUND'S
                                                  INVESTMENT ADVISER TO SELECT AND CONTRACT WITH SUB-ADVISERS WITHOUT
                                                  OBTAINING SHAREHOLDER APPROVAL .
[ ]             [ ]                  [ ]
FOR           AGAINST              ABSTAIN        3. PROPOSAL TO APPROVE THE AMENDED AND RESTATED INVESTMENT MANAGEMENT
                                                  AGREEMENT WITH HL INVESTMENT ADVISORS, LLC.

   PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR VOTING INSTRUCTIONS IN THE
                               ENCLOSED ENVELOPE!